UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21457

Name of Fund: BlackRock Bond Allocation Target Shares

Series C Portfolio

Series M Portfolio

Series N Portfolio

Series S Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Bond Allocation Target Shares, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2010

Date of reporting period: 09/30/2009

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Bond Allocation
Target Shares
SEMI-ANNUAL REPORT | SEPTEMBER 30, 2009 (UNAUDITED)

Series C Portfolio

Series M Portfolio

Series N Portfolio

Series S Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment — steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month
US equities (S&P 500 Index)	34.02%	(6.91)%
Small cap US equities (Russell 2000 Index)	43.95	(9.55)
International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of September 30, 2009	Series C Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s total return underperformed that of its benchmark for the six-month period. (The Portfolio compares its performance against the Barclays Capital US Credit Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Portfolio’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately managed accounts.)

What factors influenced performance?

•	Duration management detracted from Portfolio performance during the six-month period.

•

The Portfolio benefited from an overweight relative to the benchmark in investment-grade corporate credit, as the credit markets rallied during the second half of the period. In particular, the Portfolio’s overweight exposure to financials and industrials contributed to relative performance.

Describe recent Portfolio activity.

•

During the latter half of the reporting period, we looked to increase the Portfolio’s allocation to investment-grade corporate credit. In doing so, we focused on high-quality industrials and utilities names as the credit markets continued to rally, with earnings and economic data surprising to the upside.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio was almost fully invested in corporate bonds. The Portfolio was almost fully invested in corporate bonds, with approximately 93% of net assets invested in the sector at period end. We continue to focus on higher-quality names, favoring non-cyclical industries and companies with strong balance sheets. From a sector perspective, the Portfolio’s largest overweight relative to the benchmark is in industrials. We also hold a slight overweight in financials and are underweight in utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	93%
Preferred Securities	2
Foreign Government Obligations	2
Taxable Municipal Bonds	2
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	1%
AA/Aa	25
A	45
BBB/Baa	29

1	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

2	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/ Aaa by the investment advisor.

4	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Series C Portfolio

Total Return Based on a $10,000 Investment

1	The Portfolio is non-diversified and will primarily invest its assets in investment grade corporate fixed income securities.

2	An unmanaged index that includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

3	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	Since Inception[5]
Series C Portfolio	14.62%	21.69%	4.76%
Barclays Capital US Credit Index	16.94	19.49	4.72

4	See “About Portfolio Performance” on page 12 for a detailed description of performance related information.

5	The Portfolio commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]
Series C Portfolio	$1,000.00	$1,146.20	$0.00	$1,000.00	$1,025.07	$0.00

6	For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.

7	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	5

Portfolio Summary as of September 30, 2009	Series M Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s total return outperformed that of its benchmark for the six-month period. (The Portfolio compares its performance against the Barclays Capital MBS Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Portfolio’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately managed accounts.)

What factors influenced performance?

•

The Portfolio benefited from exposure to commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and agency mortgage-backed securities (“MBS”), as spread sectors rallied during the period. The rally was fueled by the support of the US government through various quantitative easing programs.

•	Detracting from performance was an underweight position in agency MBS and a corresponding overweight in cash and short-term securities.

Describe recent Portfolio activity.

•

During the period, we continued to reduce the Portfolio’s exposure to CMBS on strength as the market continued to rally. The proceeds from these sales were primarily allocated to agency MBS and ABS, which stand to benefit from continued government support.

Describe Portfolio positioning at period end.

At period end, the Portfolio was invested primarily in US spread assets, including CMBS, ABS and MBS. In addition, the Portfolio maintained positions in US Treasury securities, and had an allocation to cash and short-term securities. The Portfolio’s duration was 5.06.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Non-Agency Mortgage-Backed Securities	55%
U.S. Government Sponsored Agency Securities	27
Asset-Backed Securities	12
U.S. Treasury Obligations	6

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	100%

1	Using the higher of S&P’s or Moody’s ratings.

2	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

6	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Series M Portfolio

Total Return Based on a $10,000 Investment

1	The Portfolio is non-diversified and will primarily invest its assets in investment grade commercial and residential mortgage-backed securities.

2	An index that includes the mortgage-backed pass-through securities of Government National Mortgage (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC) that meet the maturity and liquidity criteria.

3	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	Since Inception[5]
Series M Portfolio	8.28%	5.46%	3.66%
Barclays Capital MBS Index	3.03	9.85	5.92

4	See “About Portfolio Performance” on page 12 for a detailed description of performance related information.

5	The Portfolio commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]
Series M Portfolio	$1,000.00	$1,082.80	$0.00	$1,000.00	$1,025.07	$0.00

6	For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term

7	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	7

Portfolio Summary as of September 30, 2009	Series N Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

For the six-month period, the Portfolio’s total return outperformed both the S&P/Investortools Main Municipal Bond Index and the Barclays Capital Municipal Bond Index. (The Portfolio now compares its performance against the S&P/Investortools Main Municipal Bond Index. The Portfolio previously compared its performance against the Barclays Capital Municipal Bond Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Portfolio’s performance to that of the benchmarks will differ from comparisons of the performance of those separately managed accounts against the benchmarks.)

What factors influenced performance?

•

The Portfolio is constructed to maximize distribution yield and, as a consequence, is overweight in the high yield sector of the tax-exempt market. The dramatic tightening in most credit spreads over the past two quarters was a major contributing factor to the Portfolio’s outperformance relative to the benchmark.

•

The Portfolio’s focus on high current return is designed to deliver a generous income accrual. The portion of total return generated by a competitive distribution yield is well served by this approach. The significant increase in the Portfolio’s net asset value was generally due to the improvement in municipal bond prices, as spreads tightened and interest rates fell on bonds with long maturities.

Describe recent Portfolio activity.

•

The Portfolio’s cash reserves vacillated during the period. At times, cash reserves were taken down to near zero (a fully invested posture) in order to position the Portfolio more aggressively from a duration standpoint, as well as to generate the highest possible degree of tax-exempt income during a period of higher yields. As rates fell and spreads tightened, cash reserves were raised through selective sales aimed at locking in price improvements. As of September 30, 2009, cash reserves neared a significant 9% of net assets. A portion of these reserves were kept in higher yielding, cash equivalent alternatives. In addition to paring down positions that we believed had achieved their profit potential, we increased the cash position to provide enough liquidity to take advantage of new opportunities in both the primary and secondary tax-exempt markets.

•

We have worked in close conjunction with BlackRock’s municipal research group to monitor the high yield credits within the Portfolio. Challenges to state and local finances contributing to the weakness of the economic backdrop make it necessary to undertake regular reviews of existing positions. These reviews are aimed at ensuring that Portfolio positions continue to meet credit standards outlined by the Portfolio’s prospectus, and that they remain potential positive contributors to the Portfolio’s performance.

Describe Portfolio positioning at period end.

•

In general, a higher-than-average concentration in high yield credits like those held in the Portfolio generates a longer duration stance relative to the benchmark. As of period end, the Portfolio’s cash reserve position offset this exposure to a significant degree. Going forward, we will be looking to pare down this cash reserve position. We will continue to work with the municipal research group in order to uncover high yielding credits that offer decent return potential within the appropriate credit risk parameters outlined in the prospectus.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
City, County & State	39%
Power	23
Hospital	16
Housing	9
Education	6
Water & Sewer	5
Lease Revenue	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	22%
AA/Aa	17
A	30
BBB/Baa	15
Less than BBB/Baa	16

1	Using the higher of S&P’s or Moody’s ratings.

8	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Series N Portfolio

Total Return Based on a $10,000 Investment

1	The Portfolio is non-diversified and will primarily invest its assets in municipal bonds, the interest on which the management team believes is exempt from regular federal income tax.

2	An unmanaged Index comprised of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

3	The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

	6 Month Total Returns	Average Annual Total Returns[4]
		1 Year	Since Inception[5]
Series N Portfolio	18.10%	17.55%	6.98%
Barclays Capital Municipal Bond Index	9.38	14.85	7.95
S&P/Investortools Main Municipal Bond Index	10.95	14.42	7.21

4	See “About Portfolio Performance” on page 12 for a detailed description of performance related information.

5	The Portfolio commenced operations on April 1, 2008.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[6]
Series N Portfolio	$1,000.00	$1,181.00	$0.00	$1,000.00	$1,025.07	$0.00

6	For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.

7	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	9

Portfolio Summary as of September 30, 2009	Series S Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s total return outperformed that of its benchmark for the six-month period. (The Portfolio compares its performance against the BofA Merrill Lynch 1-3 Year Treasury Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Portfolio’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately managed accounts.)

What factors influenced performance?

•

The Portfolio’s performance benefited from our allocation to shorter-dated commercial mortgage-backed securities (“CMBS”) and short-dated asset-backed securities (“ABS”) due to continued government support through the Term Asset-Backed Securities Loan Facility (“TALF”) program and the Public-Private Investment Program (“PPIP”). The Portfolio’s allocation to short-dated, investment-grade credit also made a positive contribution to performance, as earnings and economic data surprised to the upside.

•	Duration management detracted from Portfolio performance during the period.

Describe recent Portfolio activity.

•

As the agency mortgage-backed securities (“MBS”) market rallied during the second half of the period, we reduced the Portfolio’s exposure to the sector. In addition, we reduced its exposure to agency debt in the front end of the yield curve, as spreads continued to narrow. We added exposure to short-dated ABS, favoring the automobiles sector, and added exposure to investment-grade corporate credit, favoring non-cyclical industrials and utilities with high levels of free cash flow. The Portfolio’s duration was reduced during the period, as we believed that near-term inflation concerns could put upward pressure on short-term rates.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio is invested primarily in US spread assets, including agency MBS and FDIC-guaranteed paper, CMBS, ABS and US investment-grade credit, and maintains a small allocation to non-agency MBS. The Portfolio also holds an allocation to US Treasury and US agency securities. Additionally, the Portfolio has an allocation to cash, which we will continue to invest as opportunities present themselves in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	36%
Asset-Backed Securities	22
Non-Agency Mortgage-Backed Securities	21
U.S. Government Sponsored Agency Securities	10
Foreign Agency Obligations	8
U.S. Treasury Obligations	1
Foreign Government Obligations	1
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	54%
AA/Aa	18
A	14
BBB/Baa	14

1	Using the higher of S&P’s or Moody’s ratings.

2	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

10	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Series S Portfolio

Total Return Based on a $10,000 Investment

1	The Portfolio is non-diversified and will primarily invest its assets in investment-grade fixed income securities, such as commercial and residential mortgage-backed securities, obligations of non-US governments and supra-national organizations, obligations of domestic and non-US corporations, asset-backed securities, US Treasury and agency securities, cash equivalent investments, repurchase and reverse repurchase agreements and dollar rolls.

2	An unmanaged index comprised of treasury securities with maturities from 1 to 2.99 years.

3	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	Since Inception[5]
Series S Portfolio	5.62%	8.09%	4.68%
BofA Merrill Lynch 1-3 Year Treasury Index	0.67	3.46	4.03

4	See “About Portfolio Performance” on page 12 for a detailed description of performance related information.

5	The Portfolio commenced operations on October 1, 2004. Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[7]
	Beginning Account Value April 1, 2009	Including Interest Expense and Fees		Excluding Interest Expense and Fees		Beginning Account Value April 1, 2009	Including Interest Expense and Fees		Excluding Interest Expense and Fees
		Ending Account Value September 30, 2009	Expenses Paid During the Period[6]	Ending Account Value September 30, 2009	Expenses Paid During the Period		Ending Account Value September 30, 2009	Expenses Paid During the Period[6]	Ending Account Value September 30, 2009	Expenses Paid During the Period
Series S Portfolio	$1,000.00	$1,056.20	$0.05	$1,056.20	$0.00	$1,000.00	$1,024.97	$0.05	$1,025.07	$0.00

6	For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.01%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.

7	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	11

About Portfolio Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Portfolios’ investment advisor waived or reimbursed a portion of each Portfolio’s expenses. Without such waiver and reimbursement, a Portfolio’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after August 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses, including administration fees and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) are intended to assist shareholders both in calculating expenses based on an investment in a Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

The Benefits and Risks of Leveraging

The Portfolios may utilize leverage to seek to enhance their yields and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage through entering into reverse repurchase agreements and dollar rolls. The Series N Portfolio may leverage its assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained through leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Portfolio on its longer-term portfolio investments. To the extent that the total assets of each Portfolio (including the assets obtained through leverage) is invested in higher-yielding portfolio investments, each Portfolio’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Portfolios’ investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolios’ NAV positively or negatively in addition to the impact on the Portfolios’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolios and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Portfolio’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A Portfolio may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. A Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce investment income.

Derivative Financial Instruments

The Portfolios may invest in various derivative instruments, including financial futures contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	13

Schedule of Investments September 30, 2009 (Unaudited)	Series C Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Preferred Securities
Capital Trusts
Commercial Banks — 0.5%
Barclays Bank Plc,
5.93%(a)(b)(c)(d)	$1,200	$888,000
Rabobank Capital Funding II,
5.26%(b)(c)(d)	75	60,000
State Street Capital Trust IV,
1.30%, 6/15/37(c)	1,075	693,291
Wachovia Capital Trust III,
5.80%(c)(d)	225	155,250

		1,796,541

Diversified Financial Services — 1.6%
Capital One Capital V,
10.25%, 8/15/39	1,670	1,845,383
Credit Suisse/Guernsey,
5.86%(a)(c)(d)	4,760	3,617,600
JPMorgan Chase Capital XXII,
6.45%, 2/02/37	200	180,000
JPMorgan Chase Capital XXIII,
1.44%, 5/15/47(c)	500	330,535
Lehman Brothers Holdings Capital Trust VII,
5.86%(c)(d)(e)(h)	4,070	407

		5,973,925

Insurance — 0.0%
Lincoln National Corp.,
7.00%, 5/17/66(c)	75	53,625

Total Preferred Securities — 2.1%		7,824,091

Corporate Bonds
Aerospace & Defense — 2.7%
Honeywell International, Inc.,
5.30%, 3/15/17	2,835	3,061,550
Lockheed Martin Corp.,
6.15%, 9/01/36	1,020	1,167,574
Northrop Grumman Systems Corp.:
7.88%, 3/01/26	1,000	1,270,953
7.75%, 2/15/31	75	98,901
Raytheon Co.,
5.38%, 4/01/13	50	54,740
United Technologies Corp.,
6.05%, 6/01/36	3,650	4,198,869

		9,852,587

Air Freight & Logistics — 1.3%
United Parcel Service, Inc.,
6.20%, 1/15/38	4,000	4,674,740

Automobiles — 0.6%
Daimler Finance North America LLC,
5.75%, 9/08/11	2,000	2,100,712

Beverages — 2.7%
Anheuser-Busch InBev Worldwide, Inc.,
8.20%, 1/15/39(b)	1,800	2,373,550
Bottling Group LLC,
5.13%, 1/15/19	1,425	1,518,560
Diageo Finance BV,
5.50%, 4/01/13(a)	2,300	2,498,497
PepsiCo, Inc.,
7.90%, 11/01/18	1,250	1,578,397
SABMiller Plc,
5.70%, 1/15/14(a)(b)	1,850	1,997,312

		9,966,316

Capital Markets — 6.3%
The Bank of New York Mellon Corp.:
4.50%, 4/01/13(f)	3,000	3,193,830
5.45%, 5/15/19	1,550	1,675,485
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13	3,525	3,742,193
6.25%, 9/01/17	1,500	1,586,389
Morgan Stanley:
5.05%, 1/21/11	200	206,879
5.63%, 1/09/12	7,400	7,841,033
6.25%, 8/28/17	885	921,161
7.30%, 5/13/19	1,625	1,787,945
5.63%, 9/23/19	400	393,320
State Street Corp.,
7.65%, 6/15/10	50	51,712
TIAA Global Markets, Inc.,
5.13%, 10/10/12(b)	1,700	1,823,677

		23,223,624

Commercial Banks — 10.3%
Barclays Bank Plc,
6.75%, 5/22/19(a)	900	1,006,592
Credit Suisse New York,
5.50%, 5/01/14(a)	1,700	1,826,784
HSBC Bank USA N.A.,
4.63%, 4/01/14	9,750	10,062,712
HSBC Holdings Plc,
6.80%, 6/01/38(a)	2,180	2,446,198
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17	3,500	3,676,197
6.00%, 10/01/17	4,575	4,811,752
The Northern Trust Corp.,
4.60%, 2/01/13	125	132,226
Royal Bank of Scotland Group Plc,
5.00%, 11/12/13(a)	3,000	2,779,887
Standard Chartered Plc,
5.50%, 11/18/14(a)(b)	2,200	2,351,298
UBS AG,
5.88%, 12/20/17(a)	3,400	3,480,488
Wachovia Corp.,
5.25%, 8/01/14	185	187,879
Wells Fargo & Co.,
4.38%, 1/31/13	5,015	5,178,639

		37,940,652

Commercial Services & Supplies — 0.3%
Tyco International Finance SA,
8.50%, 1/15/19(a)	1,000	1,218,939

Communications Equipment — 0.6%
Cisco Systems, Inc.,
5.90%, 2/15/39	1,375	1,488,400
Harris Corp.,
6.38%, 6/15/19	825	910,562

		2,398,962

Computers & Peripherals — 1.7%
International Business Machines Corp.,
5.70%, 9/14/17	5,575	6,144,113

Consumer Finance — 0.4%
Nissan Motor Acceptance Corp.,
4.63%, 3/08/10(b)	25	24,948
SLM Corp.,
5.40%, 10/25/11	1,780	1,642,442

		1,667,390

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each Portfolio’s Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list.	ACA	American Capital Access Corp.	COP	Certificates of Participation
	AGC	Assured Guaranty Ltd.	GO	General Obligation Bonds
	AMBAC	American Municipal Bond	IDA	Industrial Development Authority
		Assurance Corp.	LIBOR	London InterBank Offered Rate
	AMT	Alternative Minimum Tax	M/F	Multi-Family
		(subject to)	RB	Revenue Bonds
	BHAC	Berkshire Hathaway Assurance	S/F	Single Family
		Corporation	USD	US Dollar

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Diversified Financial Services — 8.5%
Bank of America Corp.:
7.40%, 1/15/11	$65	$68,253
5.38%, 8/15/11	2,205	2,298,807
6.50%, 8/01/16	7,700	8,093,863
The Bear Stearns Cos. LLC:
6.95%, 8/10/12	3,275	3,645,681
6.40%, 10/02/17	1,050	1,142,263
BP Capital Markets Plc,
4.75%, 3/10/19(a)	1,190	1,251,140
Citigroup, Inc.:
5.50%, 10/15/14	4,550	4,543,425
5.30%, 1/07/16	2,000	1,945,868
8.13%, 7/15/39	1,500	1,679,084
General Electric Capital Corp.:
5.63%, 9/15/17	1,000	1,012,534
6.15%, 8/07/37	3,000	2,846,928
Iberdrola Finance Ireland Ltd.,
3.80%, 9/11/14(b)	750	760,439
JPMorgan Chase & Co.,
6.00%, 1/15/18	2,050	2,200,316

		31,488,601

Diversified Telecommunication Services — 5.7%
AT&T, Inc.:
5.63%, 6/15/16	1,500	1,613,636
5.50%, 2/01/18	3,500	3,651,812
Qwest Corp.,
8.38%, 5/01/16(b)	2,000	2,070,000
Telecom Italia Capital SA,
5.25%, 11/15/13(a)	3,710	3,902,712
Telefonica Emisiones SAU,
7.05%, 6/20/36(a)	1,075	1,272,161
Verizon Communications, Inc.:
6.10%, 4/15/18	3,350	3,617,967
6.25%, 4/01/37	1,625	1,690,793
6.90%, 4/15/38	2,000	2,277,736
Verizon Global Funding Corp.,
6.88%, 6/15/12	600	669,040
Verizon Maryland, Inc.,
6.13%, 3/01/12	305	327,429

		21,093,286

Electric Utilities — 4.7%
Carolina Power & Light Co.,
6.30%, 4/01/38	750	874,505
The Cleveland Electric Illuminating Co.,
5.65%, 12/15/13	450	481,610
Duke Energy Carolinas LLC,
5.25%, 1/15/18	450	482,428
EDP Finance BV,
6.00%, 2/02/18(a)(b)	1,475	1,594,236
Florida Power & Light Co.,
5.95%, 2/01/38	1,825	2,071,185
Georgia Power Co.,
5.25%, 12/15/15	1,050	1,135,076
Jersey Central Power & Light Co.,
5.65%, 6/01/17	1,900	2,001,196
Kiowa Power Partners LLC,
4.81%, 12/30/13(b)	14	13,726
MidAmerican Energy Holdings Co.,
5.30%, 3/15/18	2,170	2,289,378
NiSource Finance Corp.,
0.98%, 11/23/09(c)	25	24,981
Pacificorp,
6.00%, 1/15/39	1,300	1,455,596
Virginia Electric & Power Co.:
5.40%, 1/15/16	3,000	3,195,120
6.00%, 1/15/36	1,550	1,710,065

		17,329,102

Electronic Equipment, Instruments & Components — 0.2%
Agilent Technologies, Inc.,
4.45%, 9/14/12	850	859,244

Energy Equipment & Services — 0.0%
Halliburton Co.,
5.50%, 10/15/10	25	26,077

Food & Staples Retailing — 3.2%
CVS Caremark Corp.,
5.75%, 6/01/17	4,450	4,763,747
Tesco Plc,
5.50%, 11/15/17(a)(b)	3,540	3,690,425
Walgreen Co.,
5.25%, 1/15/19	2,600	2,826,559
Wal-Mart Stores, Inc.,
5.25%, 9/01/35	675	675,916

		11,956,647

Food Products — 1.7%
Campbell Soup Co.,
4.50%, 2/15/19	1,250	1,282,617
General Mills, Inc.,
5.20%, 3/17/15	2,375	2,567,760
Kraft Foods, Inc.,
6.50%, 8/11/17	2,075	2,244,627

		6,095,004

Gas Utilities — 0.3%
Atmos Energy Corp.,
8.50%, 3/15/19	800	987,652

Health Care Equipment & Supplies — 1.8%
CareFusion Corp.,
6.38%, 8/01/19(b)	2,250	2,440,256
Covidien International Finance SA,
6.00%, 10/15/17(a)	2,300	2,551,678
Hospira, Inc.,
6.05%, 3/30/17	1,660	1,738,310

		6,730,244

Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp.,
5.70%, 2/01/39	1,275	1,380,402

Household Products — 0.5%
Kimberly-Clark Corp.,
6.63%, 8/01/37	1,500	1,850,874

Industrial Conglomerates — 0.6%
Holcim US Finance S.a.r.l & Cie S.C.S.,
6.00%, 12/30/19(b)	1,175	1,189,297
Hutchison Whampoa International Ltd.,
4.63%, 9/11/15(b)	1,000	992,552

		2,181,849

Insurance — 5.3%
Chubb Corp.,
6.00%, 5/11/37	400	441,576
Hartford Life Global Funding Trusts:
5.20%, 2/15/11	575	575,288
0.61%, 1/17/12(c)	1,350	1,261,740
Lincoln National Corp.,
6.15%, 4/07/36	1,500	1,369,025
Marsh & McLennan Cos., Inc.,
5.15%, 9/15/10	25	25,513
Massachusetts Mutual Life Insurance Co.,
8.88%, 6/01/39(b)	1,200	1,470,638
MetLife, Inc.:
6.13%, 12/01/11	1,200	1,289,708
5.38%, 12/15/12	4,400	4,673,790
Metropolitan Life Global Funding I,
5.13%, 4/10/13(b)	2,550	2,643,912
Pacific Life Insurance Co.,
9.25%, 6/15/39(b)	1,230	1,410,378
Pricoa Global Funding I,
5.40%, 10/18/12(b)	2,125	2,231,303
Prudential Financial, Inc.:
5.70%, 12/14/36	1,375	1,232,135
6.63%, 12/01/37	875	893,519

		19,518,525

Machinery — 1.3%
Ingersoll-Rand Global Holding Co. Ltd.,
6.00%, 8/15/13(a)	2,395	2,566,556
PACCAR, Inc.,
6.88%, 2/15/14	1,850	2,082,865

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	15

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Machinery (concluded)
Siemens Financieringsmat,
5.50%, 2/16/12(a)(b)	$100	$107,835

		4,757,256

Media — 6.9%
Comcast Cable Communications Holdings, Inc.,
8.38%, 3/15/13	3,000	3,484,353
Cox Communications, Inc.:
7.13%, 10/01/12	2,250	2,509,924
4.63%, 6/01/13	5,000	5,194,200
DirecTV Holdings LLC / DirecTV Financing Co., Inc.,
5.88%, 10/01/19(b)	2,300	2,285,625
News America, Inc.:
7.28%, 6/30/28	1,075	1,098,911
6.40%, 12/15/35	2,500	2,521,945
Thomson Reuters Corp.,
5.95%, 7/15/13(a)	2,300	2,524,974
Time Warner Cable, Inc.:
5.85%, 5/01/17	2,000	2,108,694
8.25%, 4/01/19	1,120	1,353,740
7.00%, 6/15/39	1,100	1,189,580
Time Warner, Inc.:
6.75%, 4/15/11	100	106,876
6.88%, 5/01/12	1,000	1,100,820
Turner Broadcasting System, Inc.,
8.38%, 7/01/13	25	28,528

		25,508,170

Metals & Mining — 0.8%
Anglo American Capital Plc,
9.38%, 4/08/19(a)(b)	1,460	1,773,900
Newmont Mining Corp.,
5.13%, 10/01/19	1,150	1,149,492
Xstrata Canada Corp.,
6.00%, 10/15/15(a)	75	76,247

		2,999,639

Multiline Retail — 0.3%
Target Corp.,
6.00%, 1/15/18	900	1,013,953

Multi-Utilities — 0.3%
Sempra Energy,
6.60%, 6/01/16	975	1,077,807

Oil, Gas & Consumable Fuels — 7.8%
Canadian Natural Resources Ltd.:
5.70%, 5/15/17(a)	3,295	3,501,662
5.90%, 2/01/18(a)	1,125	1,199,537
6.25%, 3/15/38(a)	1,110	1,182,524
Cenovus Energy, Inc.,
6.75%, 11/15/39(b)	3,200	3,448,106
ConocoPhillips:
6.00%, 1/15/20	4,200	4,654,654
6.50%, 2/01/39	450	518,735
Devon Energy Corp.,
6.30%, 1/15/19	700	772,297
Devon Financing Corp.,
6.88%, 9/30/11(a)	90	97,914
Enterprise Products Operating LLC,
5.25%, 1/31/20	1,700	1,698,790
Kinder Morgan Energy Partners LP,
6.50%, 9/01/39	1,400	1,424,178
Petrobras International Finance Co.,
7.88%, 3/15/19	2,400	2,769,000
Shell International Finance BV,
6.38%, 12/15/38(a)	2,125	2,523,338
StatoilHydro ASA,
5.25%, 4/15/19(a)	2,625	2,837,633
XTO Energy, Inc.:
6.50%, 12/15/18	240	264,951
6.75%, 8/01/37	1,610	1,791,015

		28,684,334

Paper & Forest Products — 1.0%
Celulosa Arauco y Constitucion SA,
7.25%, 7/29/19(b)	900	990,937
International Paper Co.:
7.95%, 6/15/18	1,150	1,246,551
7.50%, 8/15/21	720	762,887
Weyerhaeuser Co.,
7.13%, 7/15/23	750	658,378

		3,658,753

Pharmaceuticals — 7.0%
AstraZeneca Plc,
5.90%, 9/15/17 (a)	1,500	1,678,329
Bristol-Myers Squibb Co.,
5.88%, 11/15/36	2,500	2,767,022
Eli Lilly & Co.:
5.20%, 3/15/17	1,500	1,619,403
5.55%, 3/15/37	1,045	1,139,435
GlaxoSmithKline Capital, Inc.,
4.85%, 5/15/13	2,050	2,202,383
Johnson & Johnson,
5.95%, 8/15/37	985	1,121,561
Roche Holding, Inc.,
6.00%, 3/01/19(b)	2,400	2,671,534
Schering-Plough Corp.,
6.55%, 9/15/37	1,275	1,546,745
Teva Pharmaceutical Finance LLC:
5.55%, 2/01/16	2,400	2,569,997
6.15%, 2/01/36	1,000	1,075,310
Watson Pharmaceuticals, Inc.,
5.00%, 8/15/14	1,025	1,050,715
Wyeth:
5.50%, 2/15/16	3,110	3,393,632
5.45%, 4/01/17	1,500	1,625,362
5.95%, 4/01/37	1,175	1,293,960

		25,755,388

Real Estate Investment Trusts (REITs) — 0.6%
AvalonBay Communities, Inc.:
6.13%, 11/01/12	100	106,898
5.70%, 3/15/17	1,050	1,072,382
WEA Finance LLC / WT Finance Australia Ltd.,
5.75%, 9/02/15(b)	1,075	1,081,880

		2,261,160

Road & Rail — 0.9%
Burlington North Santa Fe Corp.,
5.65%, 5/01/17	425	457,273
Canadian National Railway Co.,
6.25%, 8/01/34(a)	2,000	2,303,316
Canadian Pacific Railway Co.,
7.25%, 5/15/19(a)	500	580,054

		3,340,643

Software — 1.7%
Oracle Corp.:
5.25%, 1/15/16	4,100	4,460,263
5.75%, 4/15/18	1,800	1,983,312

		6,443,575

Specialty Retail — 0.0%
Home Depot, Inc.,
4.63%, 8/15/10	125	128,597

Tobacco — 1.7%
Altria Group, Inc.:
9.70%, 11/10/18	1,300	1,614,674
9.25%, 8/06/19	1,800	2,199,521
Lorillard Tobacco Co.,
8.13%, 6/23/19	800	907,898

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Tobacco (concluded)
Philip Morris International, Inc.,
5.65%, 5/16/18	$1,385	$1,474,216

		6,196,309

Wireless Telecommunication Services — 3.1%
America Movil SAB de CV,
5.50%, 3/01/14(a)	1,250	1,307,014
Rogers Communications, Inc.:
7.50%, 3/15/15(a)	2,125	2,449,764
6.80%, 8/15/18(a)	1,525	1,711,440
Verizon Wireless Capital LLC,
8.50%, 11/15/18(b)	1,150	1,435,927
Vodafone Group Plc:
5.75%, 3/15/16(a)	2,000	2,143,186
6.15%, 2/27/37(a)	2,125	2,272,341

		11,319,672

Total Corporate Bonds — 93.2%		343,830,798

Foreign Agency Obligations
EDF SA,
6.50%, 1/26/19(a)(b)	3,560	4,079,101
Eksportfinans ASA,
5.50%, 5/25/16(a)	1,200	1,296,208
Nakilat, Inc.,
6.07%, 12/31/33(a)(b)	25	22,797

Total Foreign Agency Obligations — 1.5%		5,398,106

Foreign Government Obligations
Mexico — 1.0%
United Mexican States:
5.88%, 2/17/14(a)	1,775	1,899,250
5.95%, 3/19/19(a)	1,550	1,627,500

		3,526,750

Poland — 0.3%
Poland Government International Bond,
6.38%, 7/15/19(a)	900	1,011,078

United Arab Emirates — 0.5%
Emirate of Abu Dhabi Notes,
6.75%, 4/08/19(a)(b)	1,750	1,954,375

Total Foreign Government Obligations — 1.8%		6,492,203

Taxable Municipal Bonds
The Board of Trustees of The Leland Stanford Junior University,
4.75%, 5/01/19	700	737,408
Metropolitan Transportation Authority, New York RB,
7.34%, 11/15/39	2,325	2,889,301
State of California GO,
7.55%, 4/01/39	1,920	2,142,125

Total Taxable Municipal Bonds — 1.6%		5,768,834

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.3%
Fannie Mae,
5.89%, 10/09/19(g)	2,250	1,257,649

Total Investments (Cost — $349,078,881*) — 100.5%		370,571,681
Liabilities in Excess of Other Assets — (0.5)%		(1,687,383)

Net Assets — 100.0%		$368,884,298

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$349,089,579

Gross unrealized appreciation	$28,107,826
Gross unrealized depreciation	(6,625,724)

Net unrealized appreciation	$21,482,102

(a)	US dollar denominated security issued by foreign domiciled entity.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Non-income producing security.

•	Investments in companies considered to be an affiliate of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund Institutional Class	$(8,766,428)	$1,711

•	Financial futures contracts sold as of September 30, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation
19	U.S. Treasury Notes (5 Year)	December 2009	$2,205,781	$(13,266)
362	U.S. Treasury Notes (10 Year)	December 2009	$42,834,781	(631,291)
42	U.S. Treasury Bonds (20 Year)	December 2009	$5,097,750	(81,434)

Total				$(725,991)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	17

Schedule of Investments (concluded)	Series C Portfolio

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 -	—
Level 2 - Long-Term Investments[1]	$370,571,681
Level 3	—

Total	$370,571,681

1	See above Schedule of Investments for values in each security type.

Valuation Inputs	Other Financial Instruments[2]
Liabilities
Level 1	$(725,991)
Level 2	—
Level 3	—

Total	$(725,991)

2	Other financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009 (Unaudited)	Series M Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities
Ally Auto Receivables Trust, Series 2009-A, Class A2
1.32%, 3/15/12(a)	$1,000	$1,002,500
Bank of America Auto Trust:
Series 2009-2A, Class A2, 1.16%, 2/15/12(a)	2,185	2,186,241
Series 2009-2A, Class A3, 2.13%, 9/15/13(a)	2,185	2,188,789
Capital Auto Receivables Asset Trust:
Series 2007-1, Class A3A, 5.00%, 4/15/11	1,352	1,368,493
Series 2006-2, Class A3A, 4.98%, 5/15/11	1,180	1,197,237
CarMax Auto Owner Trust, Series 2009-1, Class A3,
4.12%, 3/15/13	2,680	2,786,909
Chase Issuance Trust, Series 2009-A7, Class A7,
0.69%, 9/17/12(b)	3,000	3,000,231
Ford Credit Auto Owner Trust:
Series 2006-C, Class A3, 5.16%, 11/15/10	571	572,658
Series 2009-D, Class A2, 1.21%, 1/15/12	1,000	993,807
Series 2009-A, Class A3A, 3.96%, 5/15/13	2,900	3,008,314
Series 2009-D, Class A3, 2.17%, 10/15/13	1,000	1,005,983
Series 2009-A, Class A4, 6.07%, 5/15/14	2,720	2,968,576
Harley-Davidson Motorcycle Trust, Series 2007-2, Class A3,
5.10%, 5/15/12	1,126	1,142,158
Honda Auto Receivables Owner Trust, Series 2006-3, Class A3,
5.12%, 10/15/10	357	358,222
Nissan Auto Receivables Owner Trust, Series 2007-A, Class A3,
5.10%, 11/15/10	124	124,895
SLM Student Loan Trust, Series 2008-5, Class A3,
1.80%, 1/25/18(b)	10,000	10,241,552
USAA Auto Owner Trust:
Series 2006-4, Class A3, 5.01%, 6/15/11	1,198	1,206,109
Series 2006-2, Class A4, 5.37%, 2/15/12	713	726,416
Series 2005-3, Class A4, 4.63%, 5/15/12	3,193	3,198,166
Series 2005-4, Class A4, 4.89%, 8/15/12	111	112,689
Series 2006-4, Class A4, 4.98%, 10/15/12	3,400	3,520,106
Wachovia Auto Owner Trust, Series 2005-B, Class A4,
4.84%, 4/20/11	60	60,642
World Omni Auto Receivables Trust, Series 2006-B, Class A4,
5.12%, 6/15/12	431	443,358

Total Asset-Backed Securities — 12.3%		43,414,051

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 54.4%
Banc of America Commercial Mortgage, Inc.:
Series 2001-PB1, Class A2, 5.79%, 5/11/35	4,439	4,585,633
Series 2001-1, Class A2, 6.50%, 4/15/36	5,222	5,402,502
Series 2006-6, Class A2, 5.31%, 10/10/45	3,188	3,186,784
Bear Stearns Commercial Mortgage Securities:
Series 2004-T16, Class A6, 4.75%, 10/13/14	7,355	7,289,592
Series 2000-WF2, Class A2, 7.32%, 10/15/32	2,036	2,092,863
Series 2005-PW10, Class A4, 5.41%, 12/11/40(b)	1,000	982,892
Chase Commercial Mortgage Securities Corp., Series 2000-3, Class A2,
7.32%, 10/15/32	5,672	5,864,064
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class A5, 5.62%, 10/15/48	500	461,467
Series 2008-C7, Class A2A, 6.03%, 12/10/49	5,000	5,035,054
Commercial Mortgage Asset Trust:
Series 1999-C1, Class A3, 6.64%, 1/17/32	53	52,984
Series 2006-C8, Class A3, 5.31%, 12/10/46	5,000	4,568,652
Credit Suisse Mortgage Capital Certificates:
Series 2006-C1, Class A3, 5.71%, 2/15/39(b)	4,820	4,744,345
Series 2006-C4, Class A3, 5.47%, 9/15/39	5,770	4,903,752
Series 2007-C2, Class A2, 5.45%, 1/15/49	3,600	3,585,734
CS First Boston Mortgage Securities Corp.:
Series 2001-CF2, Class A4, 6.51%, 1/15/11	987	1,016,555
Series 2002-CKN2, Class A2, 5.94%, 9/15/11	2,552	2,632,239
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B,
7.18%, 11/10/33	594	611,640
First Union National Bank Commercial Mortgage:
Series 2001-C3, Class A3, 6.42%, 6/15/11	266	279,968
Series 2000-C1, Class A2, 7.84%, 5/17/32	472	478,191
Series 2000-C2, Class A2, 7.20%, 10/15/32	3,877	3,996,751
General Electric Capital Commercial Mortgage Corp.:
Series 2001-2, Class A4, 6.29%, 8/11/33	3,205	3,376,295
Series 2004-C2, Class A4, 4.89%, 3/10/40	1,040	1,018,735
Series 2005-C1, Class A2, 4.35%, 6/10/48	5,739	5,736,932
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C2, Class A2, 7.46%, 6/16/10(b)	4,728	4,847,254
Series 2000-C1, Class A2, 7.72%, 3/15/33(b)	115	115,080
Series 2000-C3, Class A2, 6.96%, 9/15/35	4,407	4,580,635
Series 2002-C3, Class B, 5.10%, 7/10/39(b)	1,000	996,943
Series 2003-C2, Class A2, 5.67%, 5/10/40(b)	3,465	3,614,322
Greenwich Capital Commercial Funding Corp.:
Series 2005-GG3, Class A2, 4.31%, 1/10/10	3,607	3,585,409
Series 2002-C1, Class B, 5.10%, 11/11/12(b)	1,000	955,809
Series 2003-C1, Class A3, 3.86%, 7/05/35	250	252,528
Series 2006-GG7, Class A4, 6.12%, 7/10/38(b)	13,110	11,994,329
Series 2007-GG9, Class A2, 5.38%, 3/10/39	5,305	5,268,339
Series 2007-GG9, Class A4, 5.44%, 3/10/39	3,000	2,658,640
Series 2005-GG3, Class A3, 4.57%, 8/10/42	1,335	1,323,688

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	19

Schedule of Investments (continued)	Series M Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2007-LD12, Class A2, 5.83%, 8/15/12	$2,045	$2,033,006
Series 2001-CIBC, Class A3, 6.26%, 3/15/33	211	217,531
Series 2001-CIB2, Class A3, 6.43%, 4/15/35	5,595	5,773,754
Series 2001-C1, Class A3, 5.86%, 10/12/35	3,240	3,411,917
Series 2001-CIB3, Class A3, 6.47%, 11/15/35	3,334	3,505,070
Series 2005-CB12, Class A4, 4.90%, 9/12/37	280	271,580
Series 2006-LDP7, Class A4, 6.07%, 4/15/45(b)	2,105	1,957,575
Series 2006-LDP9, Class A25, 5.30%, 5/15/47	4,820	4,649,415
Series 2007-LD11, Class A2, 5.99%, 6/15/49(b)	1,600	1,604,109
JPMorgan Commercial Mortgage Finance Corp., Series 2000-C10, Class A2,
7.37%, 8/15/32(b)	230	231,655
LB-UBS Commercial Mortgage Trust:
Series 2001-WM, Class A1, 6.16%, 7/14/11(a)	413	427,643
Series 2000-C4, Class A2, 7.37%, 8/15/26	1,656	1,692,038
Series 2003-C7, Class A2, 4.06%, 9/15/27	525	528,936
Series 2004-C4, Class A4, 5.40%, 6/15/29(b)	220	206,399
Series 2005-C5, Class A2, 4.89%, 9/15/30	1,770	1,774,316
Series 2006-C3, Class A4, 5.66%, 3/15/39(b)	355	332,625
Series 2007-C2, Class A2, 5.30%, 2/15/40	9,455	9,354,435
Series 2007-C7, Class A2, 5.59%, 9/15/45	5,000	5,024,966
Morgan Stanley Capital I:
Series 2007-HQ12, Class A2, 5.81%, 6/12/12(b)	1,033	989,893
Series 2007-IQ15, Class A2, 6.04%, 8/11/12(b)	4,100	4,142,674
Series 2007-IQ15, Class A4, 6.08%, 7/11/17(b)	305	267,685
Salomon Brothers Mortgage Securities VII, Inc.:
Series 2000-C2, Class A2, 7.46%, 4/18/10	1,050	1,061,645
Series 2000-C3, Class A2, 6.59%, 11/18/10	5,079	5,205,369
Series 2001-C1, Class A3, 6.43%, 3/18/11	4,397	4,558,598
Series 2001-C2, Class A3, 6.50%, 10/13/11	5,804	6,130,501
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A1,
5.67%, 8/15/39(b)	2,795	2,872,729
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class A2, 5.50%, 10/15/48	5,400	5,417,449
Series 2007-C32, Class A2, 5.92%, 6/15/49(b)	7,208	7,067,174

Total Non-Agency Mortgage-Backed Securities — 54.4%		192,807,287

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 3.0%
Fannie Mae, Series 2003-86, Class DL,
4.00%, 9/25/10	56	55,909
Freddie Mac:
Series 3128, Class BA, 5.00%, 1/15/24	153	158,003
Series 2875, Class MA, 5.50%, 5/15/26-10/15/27	4,557	4,648,710
Series 3018, Class GN, 6.00%, 9/15/26	1,991	2,024,232
Series 2864, Class NA, 5.50%, 1/15/31	1,335	1,408,944
Series 2511, Class IG, 5.39%, 5/01/36(b)	2,247	2,352,532

		10,648,330

Federal Deposit Insurance Corporation Guaranteed — 3.0%
Citibank, N.A.,
1.38%, 8/10/11	5,325	5,344,042
Citigroup Funding, Inc.,
2.25%, 12/10/12	5,320	5,391,629

		10,735,671

Mortgage-Backed Securities — 21.0%
Fannie Mae Mortgage-Backed Securities:
3.50%, 8/25/14	6,700	6,764,883
3.00%, 9/16/14	7,030	7,146,044
Freddie Mac Mortgage-Backed Securities,
3.00%, 7/28/14	7,045	7,181,983
Ginnie Mae Mortgage-Backed Securities,
5.50%, 10/01/39	50,725	53,213,695

		74,306,605

Total U.S. Government Sponsored Agency Securities — 27.0%		95,690,606

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.50%, 2/15/39(c)	10,000	9,059,380
4.25%, 5/15/39	10,000	10,345,310
U.S. Treasury Inflation Protected Bonds,
1.75%, 1/15/28(c)	2,315	2,280,165

Total U.S. Treasury Obligations — 6.1%		21,684,855

Total Long-Term Investments (Cost — $348,868,162) — 99.8%		353,596,799

	Shares
Short-Term Securities
Dreyfus Treasury Prime, 0.00%(d)
(Cost — $55,400,727) — 15.7%	55,400,727	55,400,727

Total Investments (Cost — $404,268,889*) — 115.5%		408,997,526
Liabilities in Excess of Other Assets — (15.5)%		(54,842,427)

Net Assets — 100.0%		$354,155,099

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$404,268,889

Gross unrealized appreciation	$7,799,005
Gross unrealized depreciation	(3,070,368)

Net unrealized appreciation	$4,728,637

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	Series M Portfolio

(d)	Represents the current yield as of report date.

•	Investments in companies considered to be an affiliate of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund Institutional Class	$(39,578,631)	$32,423

•	Financial futures contracts purchased as of September 30, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
1,190	U.S. Treasury Notes (5 Year)	December 2009	$138,151,563	$1,590,447
695	U.S. Treasury Bonds (20 Year)	December 2009	$84,355,625	1,640,897

Total				$3,231,344

•	Financial futures contracts sold as of September 30, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation
302	U.S. Treasury Notes (2 Year)	December 2009	$65,524,563	$(343,063)
655	U.S. Treasury Notes (10 Year)	December 2009	$77,504,921	(1,171,953)

Total				$(1,515,016)

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset-Backed Securities	—	$42,411,551	$1,002,500	$43,414,051
Non-Agency Mortgage-Backed Securities	—	192,807,287	—	192,807,287
U.S. Government Sponsored Agency Securities	—	95,690,606	—	95,690,606
U.S. Treasury Obligations	—	21,684,855	—	21,684,855
Short-Term Securities	$55,400,727	—	—	55,400,727
Other Financial Instruments:[1]
Assets:	3,231,344	—	—	3,231,344
Liabilities:	(1,515,016)	—	—	(1,515,016)

Total	$57,117,055	$352,594,299	$1,002,500	$410,713,854

The following table is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Asset-Backed Securities
Balance, as of March 31, 2009	—
Accrued discounts/premiums	$382
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[2]	2,226
Net purchases (sales)	999,892
Net transfers in/out of Level 3	—

Balance, as of September 30, 2009	$1,002,500

1	Other financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

2	Included in the related net change in appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	21

Schedule of Investments September 30, 2009 (Unaudited)	Series N Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Alabama — 1.7%
County of Jefferson Alabama, RB, Series A,
5.00%, 1/01/10	$180	$175,322

Arizona — 2.5%
Pima County IDA, RB, Tucson Electric Power, Series A,
6.38%, 9/01/29	250	255,862

California — 12.3%
California Statewide Communities Development Authority, RB, Senior Living Southern California,
6.63%, 11/15/24	110	118,087
City of Chula Vista California, RB, San Diego Gas, Series A, Remarketed,
5.88%, 2/15/34	125	138,450
San Francisco City & County Airports Commission, Refunding, RB, 2nd, Series A-3, AMT,
6.75%, 5/01/11(a)	175	185,534
State of California, GO, Various Purpose,
6.50%, 4/01/33	485	559,331
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A,
5.88%, 1/01/29	250	276,960

		1,278,362

Connecticut — 1.4%
Mashantucket Western Pequot Tribe, Special RB, Series 2006A,
5.50%, 9/01/36(b)	250	148,758

District of Columbia — 3.7%
Metropolitan Washington Airports Authority, RB:
Capital Appreciation, 2nd Senior Lien, Series B, (AGC), 5.92%, 10/01/31(c)	1,000	277,020
First Senior Lien, Series A, 5.25%, 10/01/44	100	106,643

		383,663

Florida — 18.0%
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 1, AMT,
6.00%, 7/01/39	475	500,498
Hillsborough County Aviation Authority, Florida, RB, Series A, (AGC), AMT,
5.50%, 10/01/38	500	515,750
Hillsborough County IDA, RB, National Gypsum, Series B, AMT,
7.13%, 4/01/30	250	175,857
Jacksonville Port Authority, RB, (AGC), AMT,
6.00%, 11/01/38	400	410,600
Miami-Dade County School Board, Florida, COP, Series B, (AGC),
5.25%, 5/01/31	250	264,865

		1,867,570

Illinois — 6.6%
Illinois Finance Authority, RB:
Edward Hospital, Series A, Remarketed, (AMBAC), 6.25%, 2/01/33	400	423,372
Children’s Memorial Hospital, Series A, (AGC), 5.25%, 8/15/33	250	259,503

		682,875

Kentucky — 2.1%
Kentucky Economic Development Finance Authority, Kentucky, RB, Louisville Arena, Sub-Series A-1, (AGC),
6.00%, 12/01/38	200	218,770

Louisiana — 2.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects,
6.75%, 11/01/32	250	241,875

Michigan — 6.8%
Advanced Technology Academy, RB,
6.00%, 11/01/37	200	168,500
City of Detroit Michigan, RB, Senior Lien, Series B, Remarketed, (BHAC),
5.50%, 7/01/35	500	538,430

		706,930

Nevada — 2.3%
County of Clark Nevada, RB, Nevada Power Co. Project, Series A, AMT,
5.60%, 10/01/30(a)	250	242,205

New Jersey — 4.2%
New Jersey Health Care Facilities Financing Authority, RB, St. Joseph’s Healthcare System,
6.63%, 7/01/38	185	190,604
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series X, AMT,
5.38%, 4/01/30	240	245,558

		436,162

New York — 5.1%
Long Island Power Authority, RB, Series A,
6.25%, 4/01/33	250	294,540
Metropolitan Transportation Authority, RB, Series 2008C,
6.50%, 11/15/28	200	235,554

		530,094

North Carolina — 5.4%
North Carolina Eastern Municipal Power Agency, North Carolina, RB, Series B,
5.00%, 1/01/26	250	262,060
North Carolina Medical Care Commission, North Carolina, RB, First Mortgage, Deerfield, Series A,
6.00%, 11/01/33	200	199,482
North Carolina Municipal Power Agency No. 1 Catawba, North Carolina, RB, Series A,
5.00%, 1/01/30	100	105,447

		566,989

Pennsylvania — 4.1%
Allegheny County Hospital Development Authority Health System, RB, West Penn, Series A,
5.00%, 11/15/13	250	239,295
Pennsylvania Economic Development Financing Authority, RB, Reliant Energy, Series B, AMT,
6.75%, 12/01/36(a)	180	186,561

		425,856

Texas — 5.9%
Brazos River Authority, Refunding, RB, TXU Electric Co. Project, Series C, AMT,
5.75%, 5/01/36	200	176,000
Matagorda County Navigation District No. 1, Texas, Refunding, RB, Central Power & Light Co. Project, Series A, Remarketed,
6.30%, 11/01/29	125	137,799
North Texas Tollway Authority, Refunding, RB, Toll 2nd Tier, Series F,
6.13%, 1/01/31	90	95,718
Texas State Public Finance Authority Education, RB, KIPP, Inc., Series A, (ACA),
5.00%, 2/15/28	250	203,850

		613,367

West Virginia — 2.5%
West Virginia Hospital Finance Authority, West Virginia, Refunding & Improvement, RB, Charleston, Series A,
5.63%, 9/01/32	250	256,582

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	Series N Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Guam — 3.9%
Territory of Guam, GO, Series A,
7.00%, 11/15/39	$250	$275,325
Territory of Guam, RB, Section 30, Series A,
5.75%, 12/01/34	125	130,769

		406,094

Total Municipal Bonds — 90.8%		9,437,336

Municipal Bonds Transferred to Tender Option Bond Trusts(d)
California — 4.3%
Bay Area Toll Authority, RB, San Francisco Bay Area, Series F-1,
5.63%, 4/01/44	400	451,372

Total Long-Term Investments (Cost — $9,452,043) — 95.1%		9,888,708

Short-Term Securities
California — 2.4%
State of California TECP,
0.80%, 10/05/09	250	250,000

	Shares
Money Market Fund — 6.8%
Dreyfus Tax Exempt Cash Management, 0.20%(e)	701,802	701,802

Total Short-Term Securities (Cost — $951,802) — 9.2%		951,802

Total Investments (Cost — $10,403,845*) — 104.3%		10,840,510
Other Assets in Excess of Liabilities — (2.4)%		(247,562)
Liability for Trust Certificates, Including Interest and Fees Payable — (1.9)%		(200,101)

Net Assets — 100.0%		$10,392,847

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$10,203,165

Gross unrealized appreciation	$549,836
Gross unrealized depreciation	(112,491)

Net unrealized appreciation	$437,345

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Securities represent bonds transferred to a tender option bond trust in exchange for which the Portfolio acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 to the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(e)	Represents the current yield as of report date.

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 - Short-Term Securities	$701,802
Level 2:
Long-Term Investments[1]	9,888,708
Short-Term Investments	250,000

Total Level 2	10,138,708

Level 3	—

Total	$10,840,510

1	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	23

Schedule of Investments September 30, 2009 (Unaudited)	Series S Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities
American Express Issuance Trust, Series 2008-2, Class A,
4.02%, 1/18/11	$1,570	$1,586,332
AmeriCredit Automobile Receivables Trust, Series 2008-1, Class A2,
4.25%, 6/06/12(a)	842	856,500
Bank of America Auto Trust:
Series 2009-2A, Class A2, 1.16%, 2/15/12(b)	635	635,361
Series 2009-2A, Class A3, 2.13%, 9/15/13(b)	805	806,396
Carrington Mortgage Loan Trust, Series 2006-NC4, Class A1,
0.30%, 10/25/36(a)	87	83,405
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A2,
4.97%, 8/01/14	724	761,495
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3,
2.82%, 1/15/16	410	417,816
CNH Equipment Trust, Series 2007-B, Class A3A,
5.40%, 10/17/11	274	277,762
Connecticut RRB Special Purpose Trust CL&P, Series 2001-1, Class A5,
6.21%, 12/30/10	432	448,955
Daimler Chrysler Auto Trust, Series 2007-A, Class A4,
5.28%, 3/08/13	625	654,974
Ford Credit Auto Owner Trust:
Series 2009-A, Class A2B, 2.27%, 7/15/10(a)	2,750	2,769,630
Series 2009-D, Class A2, 1.21%, 1/15/12	435	432,306
Series 2009-A, Class A3B, 2.74%, 1/15/12(a)	1,000	1,030,025
Series 2007-B, Class A4A, 5.24%, 7/15/12	970	1,023,316
Series 2009-B, Class A3, 2.79%, 8/15/13	575	587,132
Series 2009-D, Class A3, 2.17%, 10/15/13	2,290	2,303,700
Series 2009-A, Class A4, 6.07%, 5/15/14	560	611,177
GSAA Trust, Series 2004-11, Class 2A2,
0.57%, 12/25/34(a)	15	7,781
Honda Auto Receivables Owner Trust:
Series 2007-2, Class A4, 5.57%, 12/21/10	1,000	1,051,294
Series 2008-1, Class A3, 4.47%, 1/18/11	1,000	1,028,015
Series 2009-2, Class A3, 2.79%, 7/15/11	580	593,575
Series 2006-1, Class A4, 5.08%, 7/18/11	586	599,072
Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3,
1.70%, 1/15/14	1,110	1,109,972
PECO Energy Transition Trust, Series 2001-A, Class A1,
6.52%, 12/31/10	645	670,209
PG&E Energy Recovery Funding LLC:
Series 2005-1, Class A4, 4.37%, 6/25/12	335	352,094
Series 2005-2, Class A2, 5.03%, 3/25/14	900	946,202
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.60%, 10/25/16(a)	2,585	2,627,361
Series 2004-1, Class A2, 0.64%, 7/25/18(a)	1,555	1,550,381
Series 2006-5, Class A3, 0.53%, 10/25/19(a)	475	472,740
USAA Auto Owner Trust:
Series 2009-1, Class A2, 2.64%, 8/15/11	565	570,926
Series 2006-1, Class A4, 5.04%, 12/15/11	383	389,383
Series 2005-4, Class A4, 4.89%, 8/15/12	223	225,378

Total Asset-Backed Securities — 24.7%		27,480,665

Corporate Bonds
Aerospace & Defense — 0.9%
General Dynamics Corp.,
1.80%, 7/15/11	595	598,141
ITT Corp.,
4.90%, 5/01/14	375	391,034

		989,175

Air Freight & Logistics — 0.6%
United Parcel Service, Inc.,
4.50%, 1/15/13	615	659,398

Beverages — 1.5%
Anheuser-Busch InBev Worldwide, Inc.,
5.38%, 11/15/14(b)	715	762,898
Bottling Group LLC,
6.95%, 3/15/14	750	874,089

		1,636,987

Capital Markets — 1.6%
The Bank of New York Mellon Corp.,
4.30%, 5/15/14	750	794,212
Morgan Stanley,
6.75%, 4/15/11	645	687,747
TIAA Global Markets, Inc.,
4.88%, 1/12/11(b)	335	345,023

		1,826,982

Commercial Banks — 5.0%
Barclays Bank Plc,
5.45%, 9/12/12	455	488,950
BNP Paribas,
1.65%, 6/11/12(a)	1,085	1,097,092
Credit Suisse New York,
5.50%, 5/01/14(c)	300	322,374
Rabobank Nederland NV,
2.75%, 8/17/12(b)(d)	1,650	1,667,970
Société Financement de l’Economie Francaise,
2.25%, 6/11/12(b)(c)	595	602,837
Svenska Handelsbanken AB:
2.88%, 9/14/12(b)	250	250,629
4.88%, 6/10/14(b)	325	339,977
U.S. Bancorp,
4.20%, 5/15/14	800	835,994

		5,605,823

Computers & Peripherals — 0.6%
Hewlett-Packard Co.,
4.25%, 2/24/12	615	649,785

Diversified Financial Services — 2.1%
Bank of America Corp.,
5.38%, 6/15/14	280	289,363
BP Capital Markets Plc,
3.13%, 3/10/12(c)	630	650,837
Countrywide Home Loans, Inc.,
4.00%, 3/22/11	505	513,249
JPMorgan Chase & Co.,
4.75%, 5/01/13	800	846,959

		2,300,408

Diversified Telecommunication Services — 2.5%
France Telecom SA,
4.38%, 7/08/14(c)	425	445,521
Koninklijke KPN NV,
8.00%, 10/01/10(c)	515	546,892
Telefonica Emisiones SAU,
5.98%, 6/20/11(c)	400	426,200
TELUS Corp.,
8.00%, 6/01/11(c)	480	522,283
Verizon Global Funding Corp.,
7.25%, 12/01/10	735	782,249

		2,723,145

Electric Utilities — 3.7%
Duke Energy Indiana, Inc.,
5.00%, 9/15/13	715	753,641
EDP Finance BV,
5.38%, 11/02/12(b)(c)	225	242,399
Energy East Corp.,
6.75%, 6/15/12	616	683,182
Florida Power Corp.,
6.65%, 7/15/11	430	465,049
FPL Group Capital, Inc.,
5.63%, 9/01/11	800	856,898
Progress Energy, Inc.,
7.10%, 3/01/11	650	689,070
Rochester Gas & Electric Corp.,
6.95%, 4/01/11	445	474,640

		4,164,879

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Food & Staples Retailing — 0.7%
CVS Caremark Corp.:
0.66%, 6/01/10(a)	$400	$400,290
5.75%, 8/15/11	400	427,651

		827,941

Food Products — 0.9%
Kraft Foods, Inc.,
5.63%, 11/01/11	935	994,815

Health Care Equipment & Supplies — 1.1%
CareFusion Corp.,
4.13%, 8/01/12(b)	750	769,871
Hospira, Inc.,
0.76%, 3/30/10(a)	500	498,791

		1,268,662

Health Care Providers & Services — 0.8%
Roche Holding, Inc.,
4.50%, 3/01/12(b)	840	888,824

Industrial Conglomerates — 1.1%
3M Co.,
4.65%, 12/15/12	1,095	1,187,248

Insurance — 2.5%
Allstate Financial Global Funding,
6.50%, 6/14/11(b)	740	790,781
Metropolitan Life Global Funding I:
2.20%, 6/10/11(a)(b)	625	623,981
5.13%, 4/10/13(b)	800	829,462
New York Life Global Funding,
4.65%, 5/09/13(b)	125	131,593
Prudential Financial, Inc.,
3.63%, 9/17/12	430	432,653

		2,808,470

Machinery — 0.4%
Ingersoll-Rand Global Holding Co. Ltd.,
9.50%, 4/15/14	380	449,019

Media — 2.2%
Cox Communications, Inc.:
4.63%, 1/15/10	415	418,784
7.13%, 10/01/12	900	1,003,970
Time Warner Cable, Inc.,
5.40%, 7/02/12	1,000	1,068,521

		2,491,275

Oil, Gas & Consumable Fuels — 4.1%
Cenovus Energy, Inc.,
4.50%, 9/15/14(b)	525	536,423
ConocoPhillips,
4.75%, 2/01/14	995	1,070,492
Devon OEI Operating, Inc.,
7.25%, 10/01/11	400	436,065
Enterprise Products Operating LLC:
4.95%, 6/01/10	415	421,470
7.50%, 2/01/11	660	704,567
6.38%, 2/01/13	225	243,838
Southeast Supply Header LLC,
4.85%, 8/15/14(b)	410	417,435
StatoilHydro ASA,
3.88%, 4/15/14(c)	520	544,516
TEPPCO Partners LP,
6.13%, 2/01/13	150	161,104

		4,535,910

Pharmaceuticals — 1.8%
Covidien International Finance SA,
5.45%, 10/15/12	330	359,273
GlaxoSmithKline Capital, Inc.,
4.85%, 5/15/13	215	230,982
Novartis Capital Corp.,
4.13%, 2/10/14	850	897,556
Pfizer, Inc.,
4.45%, 3/15/12	445	472,688

		1,960,499

Real Estate Investment Trusts (REITs) — 0.2%
AvalonBay Communities, Inc.,
6.13%, 11/01/12	250	267,246

Road & Rail — 2.2%
Burlington Northern Santa Fe Corp.,
5.90%, 7/01/12	375	407,071
CSX Corp.,
6.75%, 3/15/11	1,385	1,482,278
Union Pacific Corp.,
6.65%, 1/15/11	485	512,822

		2,402,171

Tobacco — 0.4%
Altria Group, Inc.,
7.75%, 2/06/14	395	450,195

Wireless Telecommunication Services — 2.6%
Cellco Partnership/Verizon Wireless Capital LLC,
3.75%, 5/20/11(b)	2,450	2,527,731
Rogers Communications, Inc.,
7.88%, 5/01/12(c)	290	325,388

		2,853,119

Total Corporate Bonds — 39.5%		43,941,976

Foreign Agency Obligations
Australia & New Zealand Banking Group Ltd.,
0.57%, 6/18/12(a)(b)(c)	800	793,174
Danske Bank A/S,
2.63%, 5/10/12(b)(c)(d)	1,720	1,738,268
Dexia Credit Local,
2.38%, 9/23/11(b)(c)	715	724,777
Eksportfinans ASA,
5.00%, 2/14/12(c)	300	321,882
Export Development Canada,
2.38%, 3/19/12(c)	420	429,030
FIH Erhvervsbank A/S,
2.45%, 8/17/12(b)(c)	195	197,240
Kreditanstalt fuer Wiederaufbau,
3.50%, 3/10/14(c)	480	499,392
Landwirtschaftliche Rentenbank,
4.13%, 7/15/13(c)	500	526,883
LeasePlan Corp. NV,
3.00%, 5/07/12(b)(c)	475	485,893
Lloyds TSB Bank Plc,
2.80%, 4/02/12(b)(c)	810	828,454
Macquarie Bank Ltd.,
4.10%, 12/17/13(b)(c)(d)	1,300	1,368,120
The Royal Bank of Scotland Plc,
2.63%, 5/11/12(b)(c)	350	355,200
Société Financement de l’Economie Francaise,
2.38%, 3/26/12(b)(c)	375	380,677
Suncorp-Metway Ltd.,
0.67%, 12/17/10(a)(b)(c)	915	917,466

Total Foreign Agency Obligations — 8.6%		9,566,456

Foreign Government Obligations
Canada — 1.1%
Province of Ontario Canada:
0.88%, 5/22/12(a)(c)	560	565,939
4.10%, 6/16/14(c)	600	634,359

Total Foreign Government Obligations — 1.1%		1,200,298

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 3.3%
Banc of America Funding Corp., Series 2004-C, Class 4A1,
0.58%, 12/20/34(a)	23	14,266
Banc of America Mortgage Securities, Series 04-A, Class 2A2, Series 2004-A, Class 2A2,
5.45%, 2/25/34(a)	274	243,051
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A,
3.94%, 10/25/34(a)	187	150,173
Bear Stearns Alt-A Trust, Series 2004-13, Class A1,
0.99%, 11/25/34(a)	15	10,202

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	25

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Countrywide Alternative Loan Trust, Series 05-28CB, Class 1A5, Series 2005-28CB, Class 1A5,
5.50%, 8/25/35	$39	$34,564
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A,
4.77%, 5/20/34(a)	376	294,705
First Horizon Commercial Mortgage Trust, Series 2003-AR4, Class 2A1,
4.13%, 12/25/33(a)	118	106,432
First Horizon Mortgage Pass-Through Trust, Series 2004-AR6, Class 2A1,
4.75%, 12/25/34(a)	302	275,099
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1,
4.84%, 6/25/34(a)	385	348,575
Thornburg Mortgage Securities Trust:
Series 2007-2, Class A2A, 0.40%, 6/25/37(a)	980	893,516
Series 2006-6, Class A1, 0.36%, 11/25/46(a)	910	842,453
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 2A1,
4.54%, 3/25/35(a)	456	405,311

		3,618,347

Commercial Mortgage-Backed Securities — 19.7%
Banc of America Commercial Mortgage, Inc.:
Series 2002-PB2, Class A4, 6.19%, 6/11/35	400	420,854
Series 2006-6, Class A2, 5.31%, 10/10/45	740	739,718
Bear Stearns Commercial Mortgage Securities:
Series 2007-PR16, Class A2, 5.86%, 6/11/12(a)	1,000	985,966
Series 2000-WF2, Class A2, 7.32%, 10/15/32(a)	443	454,970
Series 2001-TOP2, Class A2, 6.48%, 2/15/35	1,065	1,104,517
Chase Commercial Mortgage Securities Corp., Series 2000-3, Class A2,
7.32%, 10/15/32	873	902,164
Commercial Mortgage Asset Trust, Series 1999-C1, Class A3,
6.64%, 1/17/32	79	79,477
CS First Boston Mortgage Securities Corp.:
Series 2002-CP3, Class A3, 5.60%, 7/15/35	250	262,265
Series 2002-CKS4, Class A2, 5.18%, 11/15/36	880	906,798
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B,
7.18%, 11/10/33	539	554,554
FHLMC M/F Structured Pass-Through Certificates:
Series K003, Class A1, 2.23%, 7/25/13	457	460,671
Series K003, Class A2, 3.61%, 6/25/14	420	431,415
First Union National Bank Commercial Mortgage:
Series 2001-C3, Class A3, 6.42%, 6/15/11	422	443,282
Series 2000-C1, Class A2, 7.84%, 5/17/32	203	205,473
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A2,
6.14%, 1/12/12	700	740,044
General Electric Capital Commercial Mortgage Corp.:
Series 2001-3, Class A2, 6.07%, 11/10/11	445	469,250
Series 2005-C1, Class A2, 4.35%, 6/10/48	989	989,126
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C2, Class A2, 7.46%, 6/16/10(a)	786	806,092
Series 2000-C1, Class A2, 7.72%, 3/15/33(a)	74	73,980
Series 2003-C3, Class A3, 4.65%, 4/10/40	300	306,333
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1, Class A2, 4.11%, 3/11/12	162	164,386
Series 2007-GG9, Class A2, 5.38%, 3/10/39	500	496,545
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB2, Class A2, 6.24%, 10/15/10	58	58,979
Series 2007-LD12, Class A2, 5.83%, 8/15/12	800	795,308
Series 2001-CIB2, Class A3, 6.43%, 4/15/35	1,050	1,083,546
Series 2001-CIB3, Class A3, 6.47%, 11/15/35	525	551,938
Series 2007-LD11, Class A2, 5.99%, 6/15/49(a)	955	957,453
LB-UBS Commercial Mortgage Trust:
Series 2001-WM, Class A1, 6.16%, 7/14/11(b)	327	339,264
Series 2003-C7, Class A3, 4.56%, 7/15/12(a)	295	298,807
Series 2000-C4, Class A2, 7.37%, 8/15/26	651	665,217
Series 2003-C7, Class A2, 4.06%, 9/15/27(a)	469	472,061
Series 2005-C2, Class A2, 4.82%, 4/15/30	412	416,561
Series 2007-C2, Class A2, 5.30%, 2/15/40	800	791,491
Morgan Stanley Capital I, Series 2001-TOP3, Class A4,
6.39%, 7/15/33	400	416,485
Salomon Brothers Mortgage Securities VII, Inc.:
Series 2000-C3, Class A2, 6.59%, 11/18/10	775	794,039
Series 2002-KEY2, Class A2, 4.47%, 3/18/36	79	80,922
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C17, Class A2, 4.78%, 3/15/42	517	516,524
Series 2006-C23, Class APB, 5.45%, 1/15/45	550	538,708
Series 2006-C28, Class A2, 5.50%, 10/15/48	425	426,373
Series 2007-C32, Class A2, 5.92%, 6/15/49(a)	730	715,738

		21,917,294

Total Non-Agency Mortgage-Backed Securities — 23.0%		25,535,641

Taxable Municipal Bonds
The Board of Trustees of The Leland Stanford Junior University,
3.63%, 5/01/14	175	181,153
State of California Various Purposes GO,
5.65%, 4/01/39	690	733,429

Total Taxable Municipal Bonds — 0.8%		914,582

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government Sponsored Agency Securities
Agency Obligations — 2.6%
Fannie Mae:
6.25%, 2/01/11(d)	$1,805	$1,911,556
2.00%, 2/11/11(d)	510	512,606
Federal Home Loan Bank Bonds,
3.50%, 7/16/10(e)	400	408,038

		2,832,200

Collateralized Mortgage Obligations — 4.6%
Fannie Mae:
Series 2005-47, Class PA, 5.50%, 5/25/20- 5/25/30	1,260	1,308,373
Series 2005-48, Class OH, 5.00%, 7/25/26	54	54,605
Series 2006-54, Class OA, 6.00%, 3/25/27	369	382,066
Series 2005-57, Class PA, 5.50%, 5/25/27	160	162,761
Freddie Mac:
Series 3128, Class BA, 5.00%, 1/15/24	306	316,007
Series 3165, Class NA, 5.50%, 2/15/26- 5/15/26	2,071	2,129,809
Series 3162, Class 0A, 6.00%, 10/15/26	351	363,648
Series 3186, Class NA, 6.00%, 7/15/27	418	429,459

		5,146,728

Federal Deposit Insurance Corporation Guaranteed — 0.6%
General Electric Capital Corp.,
2.63%, 12/28/12(d)	600	614,731

Mortgage-Backed Securities — 4.1%
Fannie Mae Mortgage-Backed Securities:
5.50%, 12/01/18(d)	1,806	1,931,263
5.50%, 10/01/24	1,000	1,057,187
4.86%, 6/01/35(a)	162	169,176
5.33%, 10/01/35(a)	428	450,534
Freddie Mac Mortgage-Backed Securities:
4.40%, 6/01/33(a)	201	209,133
3.72%, 7/01/34(a)	26	26,634
4.75%, 4/01/35(a)	419	427,001
Ginnie Mae Mortgage-Backed Securities,
3.75%, 10/20/34-11/20/34(a)	293	297,553

		4,568,481

Total U.S. Government Sponsored Agency Securities — 11.9%		13,162,140

U.S. Treasury Obligations
U.S. Treasury Inflation Protected Notes,
4.25%, 1/15/10(d)	750	969,038
U.S. Treasury Notes,
2.38%, 9/30/14(d)	580	581,496

Total U.S. Treasury Obligations — 1.4%		1,550,534

Total Long-Term Investments (Cost — $120,598,383) — 111.0%		123,352,292

	Shares
Short-Term Securities
(Cost — $559,375) — 0.5%	559,375	559,375

	Contracts(g)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 1.970% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, N.A.	610	55,519
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, Barclays Bank, Plc	210	1,065

Total Options Purchased (Cost — $37,919) — 0.0%		56,584

Total Investments Before Outstanding Options Written (Cost — $121,195,677*) — 111.5%		123,968,251

Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 4.340% and receive a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Credit Suisse International	430	(301,881)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.250% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Credit Suisse International	720	(15,562)
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Deutsche Bank AG	400	(9,603)
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Barclays Bank, Plc	330	(16,146)
Receive a fixed rate of 4.340% and pay a floating rate based on 3-month LIBOR, expiring August 2010, Broker, Credit Suisse International	430	(119,065)

		(160,376)

Total Options Written (Premiums Received — $ 519,884) — (0.4)%		(462,257)

Total Investments Net of Outstanding Option Written — 111.1%		123,505,994
Other Assets in Excess of Liabilities — (11.1)%		(12,339,310)

Net Assets — 100.0%		$111,166,684

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$121,195,677

Gross unrealized appreciation	$3,102,072
Gross unrealized depreciation	(329,498)

Net unrealized appreciation	$2,772,574

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	US dollar denominated security issued by foreign domiciled entity.

(d)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(e)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(f)	Represents the current yield as of report date.

(g)	One contract represents a notional amount of $10,000.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	27

Schedule of Investments (continued)	Series S Portfolio

•	Investments in companies considered to be an affiliate of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund Institutional Class	$(16,211,611)	$—

•	Reverse repurchase agreements outstanding as of September 30, 2009 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par

Credit Suisse International	0.23%	08/17/09	Open	$1,860,523	$1,860,000
Credit Suisse International	0.29%	09/15/09	10/14/09	$1,859,434	1,859,000
JPMorgan Chase Bank, N.A.	0.18%	09/22/09	Open	$978,789	978,750
JPMorgan Chase Bank, N.A.	0.20%	09/22/09	Open	$585,701	585,675
JPMorgan Chase Bank, N.A.	0.20%	09/22/09	Open	$510,801	510,778
Credit Suisse International	0.45%	09/29/09	10/05/09	$4,538,019	4,537,679
Credit Suisse International	0.05%	09/30/09	Open	$580,906	580,906

Total					$10,912,788

•	Financial futures contracts purchased as of September 30, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
125	U.S. Treasury Notes (2 Year)	December 2009	$27,121,094	$132,477

•	Financial futures contracts sold as of September 30, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation
28	U.S. Treasury Notes (5 Year)	December 2009	$3,250,625	$(35,879)
15	U.S. Treasury Bonds (20 Year)	December 2009	$1,820,625	(33,599)

Total				$(69,478)

•	Interest rate swap outstanding as of September 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration		Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.42%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2011	USD	3,400	$(37,571)
1.26%(a)	3-month LIBOR	Goldman Sachs Bank USA	May 2011	USD	2,000	(14,484)
1.34%(a)	3-month LIBOR	Deutsche Bank AG	May 2011	USD	9,100	77,433
1.58%(a)	3-Month LIBOR	JPMorgan Chase Bank, N.A.	August 2011	USD	5,900	50,895

Total						$76,273

(a)	Portfolio pays floating interest rate and receives fixed rate.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	Series S Portfolio

the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset-Backed Securities	—	$26,370,693	$1,109,972	$27,480,665
Corporate Bonds	—	43,941,976	—	43,941,976
Foreign Agency Obligations	—	9,566,456	—	9,566,456
Foreign Government Obligations	—	1,200,298	—	1,200,298
Non-Agency Mortgage-Backed Securities	—	24,643,554	892,086	25,535,640
Taxable Municipal Bonds	—	914,582	—	914,582
U.S. Government Sponsored Agency Securities	—	13,162,141	—	13,162,141
U.S. Treasury Obligations	—	1,550,534	—	1,550,534
Short-Term Securities	$559,375	—	—	559,375
Other Financial Instruments:[1]
Assets:	132,477	184,912	—	317,389
Liabilities:	(69,478)	(514,312)	—	(583,790)

Total	$622,374	$121,020,834	$2,002,058	$123,645,266

1	Other financial instruments are financial futures contracts, swaps and options. Financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities
	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Balance, as of March 31, 2009	—	—	—
Accrued discounts/premiums	—	$(643)	$(643)
Realized gain	—	1	1
Change in unrealized appreciation (depreciation)[2]	—	11,503	11,503
Net purchases	$1,109,972	881,225	1,991,197
Net transfers in/out of Level 3	—	—	—

Balance, as of September 30, 2009	$1,109,972	$892,086	$2,002,058

2	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	29

Statements of Assets and Liabilities

September 30, 2009 (Unaudited)	Series C Portfolio	Series M Portfolio	Series N Portfolio	Series S Portfolio
Assets
Investments at value[1]	$370,571,681	$408,997,526	$10,840,510	$123,968,251
Interest receivable	5,214,523	1,559,159	165,877	861,549
Investments sold receivable	3,477,007	—	—	5,274,543
Capital shares sold receivable	840,713	840,304	—	126,557
Receivable from advisor	37,737	36,869	9,840	16,260
Margin variation receivable	1,861	12,301	—	25,724
Principal paydown receivable	—	12,275	—	36,391
Cash	—	10,221	—	3,000
Dividends receivable - affiliated	—	35	—	—
Dividends receivable	—	—	25	—
Unrealized appreciation on swaps	—	—	—	128,328
Prepaid expenses	43,719	44,427	12,269	22,112

Total assets	380,187,241	411,513,117	11,028,521	130,462,714

Liabilities
Investments purchased payable	5,163,919	54,414,185	358,790	7,386,764
Bank overdraft	2,718,536	—	—	—
Capital shares redeemed payable	1,728,350	1,547,630	—	80,934
Income dividends payable	1,593,891	1,219,446	45,560	351,237
Other affiliates payable	49,797	48,597	3,250	4,658
Officer’s and Trustees’ fees payable	8,383	8,020	1,402	4,745
Margin variation payable	3,633	78,922	—	—
Professional fees payable	33,376	34,016	26,042	25,899
Interest expense and fees payable	—	—	101	987
Options written at value[2]	—	—	—	462,257
Reverse repurchase agreements payable	—	—	—	10,912,788
Unrealized depreciation on swaps	—	—	—	52,055
Other accrued expenses payable	3,058	7,202	528	13,706

Total accrued liabilities	11,302,943	57,358,018	435,674	19,296,030

Other Liabilities
Trust certificates[3]	—	—	200,000	—

Total Liabilities	11,302,943	57,358,018	635,674	19,296,030

Net Assets	$368,884,298	$354,155,099	$10,392,847	$111,166,684

Net Assets Consist of
Paid-in capital	$381,057,706	$380,998,019	$10,199,786	$108,090,030
Undistributed (distributions in excess of) net investment income	(157,187)	(229,300)	27,171	(49,390)
Accumulated net realized gain (loss)	(32,783,030)	(33,058,585)	(270,775)	156,571
Net unrealized appreciation/depreciation	20,766,809	6,444,965	436,665	2,969,473

Net Assets	$368,884,298	$354,155,099	$10,392,847	$111,166,684

Net Asset Value
Shares outstanding[4]	37,891,854	38,664,422	1,019,820	11,052,918

Par value per share	$0.001	$0.001	$0.001	$0.001

Net asset value	$9.74	$9.16	$10.19	$10.06

[1] Investments at cost	$349,078,881	$404,268,889	$10,403,845	$121,195,677
[2] Premiums received - options written	—	—	—	$519,884
[3] Represents short-term floating rate certificates issued by tender option bond trusts
[4] Unlimited number of shares authorized.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Statements of Operations

Six Months Ended September 30, 2009 (Unaudited)	Series C Portfolio	Series M Portfolio	Series N Portfolio	Series S Portfolio
Investment Income
Interest	$10,379,085	$7,978,737	$285,698	$1,904,951
Dividends - affiliated	1,711	32,423	—	—
Dividends	—	—	142	—

Total income	10,380,796	8,011,160	285,840	1,904,951

Expenses
Transfer agent	106,331	106,323	7,561	10,587
Administration	38,835	30,884	10,424	21,985
Professional	37,472	37,480	22,747	23,135
Officer and Trustees	14,379	14,032	2,597	9,447
Registration	13,747	14,096	8,756	8,553
Custodian	13,450	13,265	1,114	7,122
Printing	11,959	11,224	662	—
Organization and offering	—	—	226	—
Miscellaneous	7,427	9,707	1,701	2,705

Total expenses excluding interest expense and fees	243,600	237,011	55,788	83,534
Interest expense and fees	50	—	128 [1]	2,761

Total expenses	243,650	237,011	55,916	86,295
Less expenses reimbursed by advisor	(243,600)	(237,011)	(55,788)	(83,534)

Total expenses after fees reimbursed	50	—	128	2,761

Net investment income	10,380,746	8,011,160	285,712	1,902,190

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,253,163	(16,091,593)	(121,046)	82,312
Options written	—	—	—	12,391
Financial futures contracts and swaps	(2,674,743)	(852,431)	—	418,416

	(1,421,580)	(16,944,024)	(121,046)	513,119

Net change in unrealized appreciation/depreciation on:
Investments	42,560,158	39,262,868	1,446,875	3,290,156
Options written	—	—	—	44,175
Financial futures contracts and swaps	(1,785,023)	(2,447,093)	—	(217,267)

	40,775,135	36,815,775	1,446,875	3,117,064

Total realized and unrealized gain	39,353,555	19,871,751	1,325,829	3,630,183

Net Increase in Net Assets Resulting from Operations	$49,734,301	$27,882,911	$1,611,541	$5,532,373

1	Related to tender option bond trusts. Includes interest expense and fees incurred.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	31

Statements of Changes in Net Assets

	Series C Portfolio			Series M Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2009 (Unaudited)	Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008	Six Months Ended September 30, 2009 (Unaudited)	Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008
Operations
Net investment income	$10,380,746	$10,772,288	$27,241,023	$8,011,160	$10,663,179	$24,521,655
Net realized gain (loss)	(1,421,580)	(22,724,213)	(8,086,624)	(16,944,024)	(14,954,435)	6,369,296
Net change in unrealized appreciation/depreciation	40,775,135	33,287,398	(51,513,209)	36,815,775	(7,640,846)	(23,810,401)

Net increase (decrease) in net assets resulting from operations	49,734,301	21,335,473	(32,358,810)	27,882,911	(11,932,102)	7,080,550

Dividends and Distributions to Shareholders From
Net investment income	(10,380,746)	(10,772,288)	(27,398,793)	(8,289,080)	(10,793,758)	(24,742,027)
Net realized gain	—	—	—	—	(6,073,705)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(10,380,746)	(10,772,288)	(27,398,793)	(8,289,080)	(16,867,463)	(24,742,027)

Capital Share Transactions
Shares sold	43,512,074	68,969,940	111,344,919	44,775,190	75,581,127	105,312,211
Shares issued in reinvestment of dividends and distributions	455,112	172,677	79,033	373,442	283,339	70,970
Shares redeemed	(67,366,571)	(107,481,234)	(146,685,048)	(59,808,846)	(112,133,836)	(155,856,891)

Net increase (decrease) in net assets derived from capital share transactions	(23,399,385)	(38,338,617)	(35,261,096)	(14,660,214)	(36,269,370)	(50,473,710)

Net Assets
Total increase (decrease) in net assets	15,954,170	(27,775,432)	(95,018,699)	4,933,617	(65,068,935)	(68,135,187)
Beginning of period	352,930,128	380,705,560	475,724,259	349,221,482	414,290,417	482,425,604

End of period	$368,884,298	$352,930,128	$380,705,560	$354,155,099	$349,221,482	$414,290,417

Undistributed (distributions in excess of) net investment income	$(157,187)	$(157,187)	$(157,187)	$(229,300)	$48,620	$—

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Series N Portfolio		Series S Portfolio
Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008

$285,712	$518,508	$1,902,190	$912,529	$1,971,325
(121,046)	(149,842)	513,119	613,899	198,924
1,446,875	(1,010,210)	3,117,064	186,151	(352,998)

1,611,541	(641,544)	5,532,373	1,712,579	1,817,251

(268,442)	(508,494)	(1,965,796)	(945,655)	(1,987,779)
—	—	(178,838)	(638,290)	—

(268,442)	(508,494)	(2,144,634)	(1,583,945)	(1,987,779)

—	10,199,786	41,116,153	46,994,483	33,491,857
—	—	111,272	34,717	30,992
—	—	(20,557,034)	(19,892,297)	(17,029,893)

—	10,199,786	20,670,391	27,136,903	16,492,956

1,343,099	9,049,748	24,058,130	27,265,537	16,322,428
9,049,748	—	87,108,554	59,843,017	43,520,589

$10,392,847	$9,049,748	$111,166,684	$87,108,554	$59,843,017

$27,171	$9,901	$(49,390)	$14,216	$84

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	33

Financial Highlights

	Series C Portfolio
	Six Months Ended September 30, 2009 (Unaudited)	Period October 1, 2008 to March 31, 2009	Year Ended September 30,
			2008	2007	2006	2005[1]
Per Share Operating Performance
Net asset value, beginning of period	$8.74	$8.48	$9.79	$9.79	$9.92	$10.00

Net investment income[2]	0.26	0.26	0.58	0.51	0.47	0.41
Net realized and unrealized gain (loss)	1.00	0.26	(1.31)	—	(0.14)	(0.08)

Net increase (decrease) from investment operations	1.26	0.52	(0.73)	0.51	0.33	0.33

Dividends from net investment income	(0.26)	(0.26)	(0.58)	(0.51)	(0.46)	(0.41)

Net asset value, end of period	$9.74	$8.74	$8.48	$9.79	$9.79	$9.92

Total Investment Return[3]
Based on net asset value	14.62%[4]	6.17%[4]	(8.02)%	5.37%	3.51%	3.34%

Ratios to Average Net Assets
Total expenses	0.13%[5]	0.25%[5]	0.67%	0.39%	1.60%	3.02%

Total expenses after fees reimbursed	0.00%[5]	0.09%[5]	0.55%	0.19%	0.00%	0.00%

Total expenses after fees reimbursed and excluding interest expense	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Net investment income	5.70%[5]	5.96%[5]	5.96%	5.31%	4.81%	4.12%

Supplemental Data
Net assets, end of period (000)	$368,884	$352,930	$380,706	$475,724	$13,365	$9,917

Portfolio turnover	30%	16%	51%	70%	42%	50%

1	Commencement of operations was October 1, 2004.

2	Based on average shares outstanding.

3	Where applicable, total investment returns include the reinvestments of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights

	Series M Portfolio
	Six Months Ended September 30, 2009 (Unaudited)	Period October 1, 2008 to March 31, 2009	Year Ended September 30,
			2008	2007	2006	2005[1]
Per Share Operating Performance
Net asset value, beginning of period	$8.66	$9.33	$9.73	$9.79	$9.83	$10.00

Net investment income[2]	0.20	0.26	0.51	0.51	0.48	0.40
Net realized and unrealized gain (loss)	0.51	(0.52)	(0.39)	(0.05)	(0.05)	(0.17)

Net increase (decrease) from investment operations.	0.71	(0.26)	0.12	0.46	0.43	0.23

Dividends and distributions from:
Net investment income	(0.21)	(0.26)	(0.52)	(0.52)	(0.47)	(0.40)
Net realized gain.	—	(0.15)	—	—	—	—

Total dividends and distributions	(0.21)	(0.41)	(0.52)	(0.52)	(0.47)	(0.40)

Net asset value, end of period.	$9.16	$8.66	$9.33	$9.73	$9.79	$9.83

Total Investment Return[3]
Based on net asset value	8.28%[4]	(2.61)%[4]	1.12%	4.88%	4.54%	2.37%

Ratios to Average Net Assets
Total expenses.	0.14%[5]	0.17%[5]	0.12%	0.18%	2.05%	3.93%

Total expenses after fees reimbursed.	0.00%[5]	0.00%[5]	0.01%	0.00%	0.00%	0.00%

Total expenses after fees reimbursed and excluding interest expense	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Net investment income	4.57%[5]	6.14%[5]	5.29%	5.28%	4.86%	4.03%

Supplemental Data
Net assets, end of period (000)	$354,155	$349,221	$414,290	$482,426	$8,501	$4,916

Portfolio turnover	53%[6]	21%[7]	197%[8]	7%	23%	36%

1	Commencement of operations was October 1, 2004.

2	Based on average shares outstanding.

3	Where applicable, total investment returns include the reinvestments of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover remained at 53%.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 19%.

8	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 33%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	35

Financial Highlights

	Series N Portfolio
	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009[1]
Per Share Operating Performance
Net asset value, beginning of period	$8.87	$10.00

Net investment income[2]	0.28	0.51
Net realized and unrealized gain (loss)	1.30	(1.14)

Net increase (decrease) from investment operations.	1.58	(0.63)

Dividends from net investment income	(0.26)	(0.50)

Net asset value, end of period.	$10.19	$8.87

Total Investment Return[3,4]
Based on net asset value	18.10%	(6.32)%

Ratios to Average Net Assets
Total expenses[5]	1.17%[6]	1.93%

Total expenses after fees reimbursed.	0.00%[6]	0.05%

Total expenses after fees reimbursed and excluding interest expense and fees .	0.00%[6]	0.00%

Net investment income	5.96%[6]	5.50%

Supplemental Data
Net assets, end of period (000)	$10,393	$9,050

Portfolio turnover	36%	48%

1	Commencement of operations was April 1, 2008.

2	Based on average shares outstanding.

3	Where applicable, total investment returns include the reinvestments of dividends and distributions.

4	Aggregate total investment return.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

6	Annualized.

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Financial Highlights (concluded)

	Series S Portfolio
	Six Months Ended September 30, 2009 (Unaudited)	Period October 1, 2008 to March 31, 2009	Year Ended September 30,
			2008	2007	2006	2005[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.74	$9.75	$9.79	$9.84	$9.84	$10.00

Net investment income[2]	0.19	0.14	0.42	0.52	0.43	0.35
Net realized and unrealized gain (loss)	0.34	0.09	(0.04)	(0.06)	—	(0.16)

Net increase from investment operations	0.53	0.23	0.38	0.46	0.43	0.19

Dividends and distributions from:
Net investment income	(0.19)	(0.14)	(0.42)	(0.51)	(0.43)	(0.35)
Net realized gain.	(0.02)	(0.10)	—	—	—	—

Total dividends and distributions	(0.21)	(0.24)	(0.42)	(0.51)	(0.43)	(0.35)

Net asset value, end of period.	$10.06	$9.74	$9.75	$9.79	$9.84	$9.84

Total Investment Return[3]
Based on net asset value	5.62%[4]	2.44%[4]	3.98%	4.88%	4.51%	2.00%

Ratios to Average Net Assets
Total expenses.	0.17%[5]	0.31%[5]	0.33%	0.51%	1.28%	2.72%

Total expenses after fees reimbursed.	0.01%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses after fees reimbursed and excluding interest expense	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Net investment income	3.78%[5]	2.79%[5]	4.27%	5.28%	4.49%	3.54%

Supplemental Data
Net assets, end of period (000)	$111,167	$87,109	$59,843	$43,521	$29,947	$9,843

Portfolio turnover	55%	22%	71%[6]	53%	52%	17%

1	Commencement of operations was October 1, 2004.

2	Based on average shares outstanding.

3	Where applicable, total investment returns include the reinvestments of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 69%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	37

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Bond Allocation Target Shares (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2009, the Fund had 5 registered portfolios, of which the BlackRock Bond Allocation Target Shares Series C Portfolio (“Series C”), BlackRock Bond Allocation Target Shares Series M Portfolio (“Series M”) BlackRock Bond Allocation Target Shares Series N Portfolio (“Series N”) and BlackRock Bond Allocation Target Shares Series S Portfolio (“Series S”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

Shares of the Portfolios are offered to separate account clients of the investment advisor or certain of its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: The Portfolios value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair values of asset-backed and mortgage-backed securities are estimated based on models. The models consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Portfolios’ pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Asset-Backed and Mortgage-Backed Securities: The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolios may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) including FNMA guaranteed Mortgage Pass-Through Certificates are solely the obligations of the FHLMC and FNMA, are not

38	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The Series S and Series M Portfolios invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities that represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities.

Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolios may not fully recoup their initial investments in IOs.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Interest can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty the Portfolio’s maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedule of Investments, if any.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage Dollar Roll Transactions: The Portfolios may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. The Portfolios account for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that each Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolios. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

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Notes to Financial Statements (continued)

Treasury roll transactions involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Reverse Repurchase Agreements: The Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, a Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds from the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolio’s obligation to repurchase the securities.

TBA Commitments: The Portfolios may enter into TBA commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of a Portfolios’ other assets.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Series N Portfolio may leverage its assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which the Series N Portfolio has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Series N Portfolio include the right of the Series N Portfolio (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Series N Portfolio. The TOB may also be terminated without consent of the Series N Portfolio upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in the market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Series N Portfolio, which typically invests the cash in additional municipal bonds. The Portfolio’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Portfolio’s Schedule of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income from the underlying municipal bonds is recorded by the Series N Portfolio on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Series N Portfolio. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. As of September 30, 2009, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Interest Rate
Series N	$451,372	$200,000	0.34%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when interest rates rise, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Series N Portfolio’s investments in TOBs may adversely affect the Series N Portfolio’s investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Series N Portfolio’s net asset value per share.

Zero-Coupon Bonds: The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, swaps, options written and financial futures contracts), each Portfolio will, consistent with certain interpretive letters

40	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains paid by the Portfolios are recorded on the ex-dividend date.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Series C, Series M and Series S US federal income tax returns remain open for the three years ended September 30, 2008 and for the period ended March 31, 2009. The statutes of limitations on the Series N US federal income tax returns remain open for the year ended March 31, 2009. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolios’ financial statements and disclosures, if any, is currently being assessed.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of Series N were expensed by Series N and reimbursed by the advisor. Offering costs are amortized over a twelve month period beginning with the commencement of operations.

Bank Overdraft: As of September 30, 2009, Series C had recorded a bank overdraft resulting from the estimation of available cash. The overdrafts resulted in fees being charged by the custodian which are included in custodian on the Statements of Operations.

Other: Expenses directly related a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Portfolios may engage in various portfolio investment strategies both to increase the returns of the Portfolios and to economically hedge, or protect, their exposure to interest rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Portfolios may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Portfolio and each of its counterparties. The ISDA Master Agreement allows each Portfolio to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Portfolios’ maximum risk of loss from counterparty credit risk on over-the counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Portfolios. For over-the counter purchased options, the Portfolios bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Portfolios do not give rise to counterparty credit risk, as written options obligate the Portfolios to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event a Portfolio’s net assets decline by a stated percentage or a Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolios to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	41

Notes to Financial Statements (continued)

Financial Futures Contracts: The Portfolios may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Portfolios may purchase and write call and put options to increase or decrease their exposure to underlying instruments (interest rate risk). A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by a Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Portfolio enters into a closing transaction), a Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Portfolio writes a call option, such option is “covered,” meaning that a Portfolio holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

In purchasing and writing options, a Portfolio bears the market risk of an unfavorable change in the price of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a

Portfolio purchasing or selling a security at a price different from the current market value. The Portfolios may execute transactions in both listed and over-the-counter options.

Swaps: The Portfolios may enter into swap agreements, in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolios are recorded in the Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolios will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios’ basis in the contract, if any swap transactions involve, to varying degrees, elements of interest rate risk, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Interest Rate Swaps — The Portfolios may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

42	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of September 30, 2009*

Asset Derivatives

	Statements of Assets and Liabilities Location	Series M	Series S
Interest rate contracts**	Net unrealized appreciation/ depreciation	$3,231,344	$132,477
	Unrealized appreciation on swaps	—	128,328
	Investments at value	—	56,584

Total		$3,231,344	$317,389

Liability Derivatives

	Statements of Assets and Liabilities Location	Series C	Series M	Series S
Interest rate contracts**	Net unrealized appreciation/ depreciation	$725,991	$1,515,016	$69,478
	Options written — at value	—	—	462,257
	Unrealized depreciation on swaps	—	—	52,055

Total		$725,991	$1,515,016	$583,790

*	For open derivative instruments as of September 30, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended March 31, 2009.
**	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations

Year Ended September 30, 2009

Net Realized Gain (Loss) from

	Series C	Series M	Series S
Interest rate contracts:
Financial futures contracts	$(2,674,743)	$(852,431)	$412,427
Options	—	—	12,391
Swaps	—	—	5,989

Total	$(2,674,743)	$(852,431)	$430,807

Net Change in Unrealized Appreciation/Depreciation on

	Series C	Series M	Series S
Interest rate contracts:
Financial futures contracts	$(1,785,023)	$(2,447,093)	$(293,540)
Options***	—	—	49,554
Swaps	—	—	76,273

Total	$(1,785,023)	$(2,447,093)	$(167,713)

***	Options purchased are included in the net change in unrealized appreciation/depreciation on investments.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC is not.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock to provide investment advisory services.

The Manager benefits from the Fund being an investment option in a wrap program for which affiliates of the Manager receive fees. The Manager is contractually obligated to pay expenses it incurs in providing advisory services to the Fund and will pay or reimburse the Fund for all of its direct expenses, except extraordinary expenses and interest expense. The Manager receives no advisory fee from the Fund under the Investment Advisory Agreement.

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	43

Notes to Financial Statements (continued)

paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, acts as administrator for the Fund. For these services, PNCGIS receives administration and accounting services fees computed daily and payable monthly, at the following annual rates: (a) for accounting services, (i) $12,000 for each Portfolio’s first $250 million in average daily net assets, $12,000 for each Portfolio’s next $500 million in average daily net assets and 0.0025% for each Portfolio’s average daily net assets in excess of $750 million, and (ii) $200 per Portfolio per month, plus $0.65 per cusip per day; (b) for administration services, 0.005% of each Portfolio’s average daily net assets; and (c) out-of-pocket expenses.

PNCGIS serves as transfer and dividend disbursing agent. For its services, PNCGIS receives an annual fee of $15,000 per Portfolio, plus transaction fees, per account fees and disbursements.

As mentioned above, the Manager will reimburse the Fund for all such administration, custodian and transfer agent services.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions excluding short-term and US government securities for the six months ended September 30, 2009, were as follows:

	Purchases	Sales
Series C	$102,921,891	$117,401,414
Series M	$212,056,347	$110,835,614
Series N	$3,553,082	$3,187,861
Series S	$94,985,391	$27,288,305

Purchases and sales of US government securities for the six months ended September 30, 2009 were as follows:

	Purchases	Sales
Series C	$5,218,577	$5,231,626
Series M	$34,851,734	$61,096,327
Series S	$9,315,210	$26,586,930

For the six months ended September 30, 2009, Series M had purchases and sales of mortgage dollar rolls of $1,032,813 and $1,035,039, respectively.

Written options transactions during the six months ended September 30, 2009 are summarized as follows:

	Series S
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options at beginning of year	—	—	400	$22,200
Options written	430	$221,665	1,488	290,480
Options expired	(8)	(14,461)	—	—

Outstanding options at end of year	422	$207,204	1,888	$312,680

5. Borrowings:

For the six months ended September 30, 2009, the average amount of borrowings and the daily weighted average interest rate in treasury rolls were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Series C	$57,377	3.50%

For the six months ended September 30, 2009, the average amount of borrowings and the daily weighted average interest rate in TOBs were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Series N	$112,596	0.38%

For the six months ended September 30, 2009, the average amount of borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Series S	$2,497,625	0.63%

6. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires in November 2009 and was subsequently renewed until November 2010. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s

44	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement). The Portfolios did not borrow under the credit agreement during the six months ended September 30, 2009.

7. Capital Loss Carryforward:

As of March 31, 2009, Series C and Series N had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring March 31,	Series C	Series N
2014	$15,174	—
2015	118,497	—
2016	823,746	—
2017	17,377,457	$65,327

Total	$18,334,874	$65,327

8. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

Series N invest a significant portion of its assets in securities in the city, county & state and power sectors. Changes in economic conditions affecting the city, county & state and power sectors would have a greater impact on Series N, and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Shares Transactions:

Transactions in capital shares for each period were as follows:

Series C	Six Months Ended September 30, 2009 (Unaudited)	Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008
Shares sold	4,739,793	7,987,560	11,505,567
Shares issued in reinvestment of dividends	48,626	19,927	8,434

Total issued	4,788,419	8,007,487	11,514,001
Shares redeemed	(7,287,930)	(12,534,818)	(15,198,201)

Net decrease	(2,499,511)	(4,527,331)	(3,684,200)

Series M
Shares sold	5,101,079	8,887,732	10,776,955
Shares issued in reinvestment of dividends and distributions	41,960	32,998	7,355

Total issued	5,143,039	8,920,730	10,784,310
Shares redeemed	(6,793,330)	(13,019,873)	(15,967,742)

Net decrease	(1,650,291)	(4,099,143)	(5,183,432)

	Six Months Ended September 30, 2009	Year Ended March 31,
Series N	(Unaudited)	2009
Shares sold	—	1,019,820

Net increase	—	1,019,820

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	45

Notes to Financial Statements (concluded)

Series S	Six Months Ended September 30, 2009 (Unaudited)	Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008
Shares sold	4,171,817	4,852,518	3,415,519
Shares issued in reinvestment of dividends and distributions	11,216	3,607	3,154

Total issued	4,183,033	4,856,125	3,418,673
Shares redeemed	(2,076,954)	(2,049,097)	(1,725,130)

Net increase	2,106,079	2,807,028	1,693,543

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

46	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Series C Portfolio (the “Series C Portfolio”), Series M Portfolio (the “Series M Portfolio”), Series N Portfolio (the “Series N Portfolio”) and Series S Portfolio (the “Series S Portfolio”) (each, a “Portfolio,” and collectively, the “Portfolios”), each a series BlackRock Bond Allocation Target Shares (the “Fund”), met on May 5, 2009 and June 4-5, 2009 to consider the approval of the Fund’s investment advisory agreement (the “Agreement”), on behalf of each Portfolio, with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Portfolio’s investment advisor.

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreement. The Board Members are responsible for the oversight of the operations of each Portfolio and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Portfolio by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Portfolio and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, if any; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting, if applicable; (c) each Portfolio’s operating expenses, if applicable; (d) the resources devoted to and compliance reports relating to each Portfolio’s investment objective, policies and restrictions, (e) each Portfolio’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Portfolio’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included (a) a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (b) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by each Portfolio to BlackRock; and (e) sales and redemption data regarding each Portfolio’s shares.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4-5, 2009 Board meeting.

At an in-person meeting held on June 4-5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund and each Portfolio, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolio, if any; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of each Portfolio’s shares, services related to the valuation and pricing of each Portfolio’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	47

Disclosure of Investment Advisory Agreement (continued)

discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Portfolio’s portfolio management team discussing the Portfolio’s performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Portfolio. BlackRock and its affiliates and significant shareholders provide each Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Portfolio by third parties) and officers and other personnel as are necessary for the operations of a Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide each Portfolio with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of a Portfolio, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Portfolio. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Portfolios are non-diversified investments that are available solely to wrap-account clients or other separately managed accounts to complement their existing BlackRock fixed-income portfolios, and that Lipper, Inc. does not have a universe of comparable funds. There was a review of the comparability of the Portfolio’s peers.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to Be Realized by BlackRock and its Affiliates from their Relationship with each Portfolio, if any: The Board, including the Independent Board Members, reviewed each Portfolio’s contractual advisory fee arrangement. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, if applicable, including separately managed institutional accounts.

The Board noted that Blackrock does not charge the Portfolios an advisory fee. The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio, if any, and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board also considered

48	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement (concluded)

whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that BlackRock does not charge the Portfolios an advisory fee, although investors in a Portfolio will pay a fee to BlackRock or their managed account program sponsor. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit each Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Portfolio. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with each Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Portfolio, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund, on behalf of each Portfolio, for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Portfolio and its shareholders. In arriving at a decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	49

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit Committee and Trustee

Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit Committee and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

Richard R. West, Trustee

Anne F. Ackerley, President and Chief Executive Officer

Jeffrey Holland, CFA, Vice President

Brendan Kyne, Vice President

Brian Schmidt, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard B. Surloff, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund.

Effective August 1, 2009, Jean Margo Reid resigned as a Director of the Fund. The Boards wish Ms. Reid well in her future endeavors.

Effective September 9, 2009, Brendan Kyne became a Vice President of the Fund.

50	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009	51

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

52	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2009

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-9/09-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Bond Allocation Target Shares

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Bond Allocation Target Shares

Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Bond Allocation Target Shares

Date: November 20, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Bond Allocation Target Shares

Date: November 20, 2009